UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-5480
                                    --------
                      (Investment Company Act file number)

                          CIGNA Variable Products Group
                          -----------------------------
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 757-7276
                                 ---------------
               Registrants' telephone number, including area code

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

                                                                     TimesSquare
                                                                    VP Core Plus
                                                                       Bond Fund
--------------------------------------------------------------------------------
                                                                   Annual Report
                                                               December 31, 2004



                                                                    CIGNA [Logo]

--------------------------------------------------------------------------------
                                                                             1

Dear Shareholders:

Our commentary for TimesSquare VP Core Plus Bond Fund (the "Fund") covering the year ended December 31, 2004 follows.


Management's Discussion of Fund Performance
Market Summary

Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling interest rates, every fixed income sector was in positive territory for the quarter.

Rising interest rates, inflation concerns, and ongoing geopolitical tensions adversely affected fixed income market performance in the second quarter. The representative U.S. Lehman Brothers Aggregate Bond Index, benchmark for the Fund, returned -2.44%, almost completely erasing the 2.66% gains posted in the first quarter. For the second and first quarters, the Fund returned -2.22% and 2.37%, respectively.

On June 30, 2004, the Federal Reserve (Fed) increased the federal funds rate 25 basis points for the first time in four years. This widely expected action was preceded by rising Treasury yields across the maturity spectrum over the second quarter with the bellwether 10-year Treasury note rising from a low of 3.65% in late March to a peak of nearly 5% in June before leveling off.

In the third quarter in an environment of softer-than-expected economic news, record crude oil prices and persistent geopolitical concerns, the benchmark Index rallied, returning 3.20% for the period. The Fund returned 3.15% for the third quarter.

The rally of the third quarter continued into the last three months of the year, when all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength, despite 125 basis points of federal funds rate increases. The central bank raised the federal funds rate five times during the year. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation. The benchmark Index returned 0.95% compared with a 1.14% return for the Fund in the fourth quarter.

New Interim Adviser

The Board of Trustees of the Fund approved an interim investment advisory agreement with Pacific Investment Management Company LLC (PIMCO) effective November 23, 2004, pursuant to which PIMCO now serves as investment adviser to the Fund, responsible for management of the Fund's portfolio.

William H. Gross leads a team that manages the Fund. He is a Managing Director, Chief Investment Officer and a founding partner of PIMCO. He has been with PIMCO since 1971. He has 35 years of investment experience.

There has been no change to the investment objective of the Fund as a result of the appointment of PIMCO as adviser to the Fund. In addition, PIMCO and CIGNA Investment Advisors, Inc., formerly known as TimesSquare Capital Management, Inc., have agreed to waive fees and reimburse expenses if total Fund operating expenses (excluding extraordinary items) exceed 0.50% per annum of the Fund's average net assets.

During the term of the interim advisory agreement, CIGNA Investment Advisors, Inc. will provide administrative services to the Core Plus Bond Fund.

Proposed Merger of the Fund

The Board of Trustees of the Fund has approved, subject to shareholder approval, a reorganization pursuant to which the Fund would transfer

--------------------------------------------------------------------------------
                                                                             2

substantially all of its assets and liabilities to the Total Return Fund of PIMCO Variable Insurance Trust (PVIT) in exchange for Institutional Class shares of the PVIT fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. The PVIT shares would then be distributed pro rata to shareholders of the Fund. The Fund expects to hold a special meeting of shareholders in March 2005 to seek shareholder approval of the merger. You will receive additional information about the proposed merger, along with a proxy soliciting your approval, prior to the meeting. Please be sure to vote.


Proxy Voting Information

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund at 1-800-528-6718 and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the SEC website.


Quarterly Portfolio Securities

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.


Performance

Returns for the Fund (which do not reflect expenses associated with variable products through which the Fund may be offered and which would have been lower if such expenses were reflected) were:


                                       Year-to-
                                         date
Fund                                     4.43%
Lipper Corporate Debt Funds -
   "A" Rated Average                     4.09
Lehman Brothers Aggregate Bond Index     4.34

In the first half of the year, the Fund's performance benefited primarily from its modest short-of-Index duration bias and yield curve positioning as interest rates rose and the yield curve flattened. In addition, gains from corporate bond and high yield bond selection helped offset less favorable results from longer-duration prepayment penalty bonds and structured securities in the MBS sector. To a lesser extent, performance was also favorably impacted by our allocation to high yield and investment-grade credits where we reduced our exposure during the second quarter.

The primary drivers of the Fund's performance for the third quarter were sector allocations to and security selections in corporate bonds and high yield. Even though the bifurcation of performance among issuers and sectors was not significant in the third quarter, higher beta and lower quality debt did perform best. Our allocation to emerging market debt and our international (non dollar) exposure were also positive contributors to results.

In the fourth quarter, holdings in short and intermediate Treasury Inflation Protected Securities (TIPS) contributed positively to performance as they outperformed their nominal counterparts. Lastly, holdings in emerging market bonds added to performance.


Information about Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not

--------------------------------------------------------------------------------
                                                                             3

shown in this section and which would result in higher total expenses (although this Fund does not charge transaction fees). The following table, which you are seeing for the first time, represents a new SEC requirement and is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses (which do not reflect any expenses associated with variable products through which the Fund may be offered) with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare your Fund's ongoing expenses with those of other mutual funds. To do so, compare this 5% hypothetical Fund return with the 5% hypothetical return examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid During Period" line of the table is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Expenses and value of a $1,000 investment for the six-month period ended December 31, 2004



                     Beginning       Ending      Expenses Paid
                      Account        Account     During Period*
                       Value          Value       07/01/04 to
                     07/01/04       12/31/04        12/31/04
                  -------------- -------------- ---------------
Actual              $ 1,000.00     $ 1,043.30       $ 2.57
Hypothetical (5%
   return before
   expenses)        $ 1,000.00     $ 1,022.62       $ 2.54

* Expenses are equal to the Fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by
     366. The "Expenses Paid During Period" and the annualized expense ratio are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Outlook

Our new manager's view is that global growth will likely slow over the next year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will create some inflationary pressure, but lingering overcapacity worldwide will limit this effect over a cyclical time frame. Slack in the U.S.

--------------------------------------------------------------------------------
                                                                             4

economy is closing but growth may be constrained by a removal of accommodative monetary and fiscal policy, as the Federal Reserve tightens and fiscal stimulus fades. Also, with its low savings rate, the U.S. is relying on foreign lenders, mainly Asian central banks, to finance its prodigious consumption and the trade deficit that accompanies it. PIMCO is skeptical that China and Japan will continue to provide this "vendor financing" on agreeable terms over the long run. In the short run, however, the game will go on, since it keeps interest rates low for U.S. borrowers and mitigates appreciation of the Chinese and Japanese currencies versus the dollar, which would hurt export-led growth in those countries.


Sincerely,



/s/ Richard H. Forde


Richard H. Forde
Chairman of the Board and President
CIGNA Variable Products Group

--------------------------------------------------------------------------------
                                                                             5


   [THE FOLLOWING WAS REPRESENTED AS A GRAPH IN THE PRINTED MATERIAL]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               5/3/99* - 12/31/04

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURN

                               1 Year           Life of Fund      Inception Date
Fund                           4.43%                6.47%               5/3/99
Lehman Brothers                4.34%                6.39%
Aggregate Bond Index
--------------------------------------------------------------------------------


                 Fund          Lehman Brothers Aggregate Bond Index
5/3/99          10,000                       10,000
12/31/99         9,852                        9,797
12/31/00        10,772                       10,936
12/31/01        11,748                       11,860
12/31/02        12,765                       13,076
12/31/03        13,655                       13,613
12/31/04        14,260                       14,203


CIGNA Variable Products Core Plus Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so taht an investor's shares, when sold may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

* Commencement of operations

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                 6

December 31, 2004


                                                            PRINCIPAL          VALUE
                                                                (000)          (000)
------------------------------------------------------------------------------------
LONG-TERM BONDS - 96.5%
COMMUNICATIONS & MEDIA - 0.2%
TPSA Finance BV, 7.75%, 2008 (144A security
   acquired July & Aug. 2003 for $137) (a)                   $    120        $  132
                                                                             ------
CONSUMER & RETAIL - 0.5%
VFB LLC, 10.25%, 2009 (b)                                       2,044           470
                                                                             ------
FINANCIAL - 11.5%
Bank of America Commercial Mortgage, Inc.,
   4.88%, 2039                                                    590           607
   4.13%, 2042                                                    395           395
Citifinancial Mortgage Securities, Inc.,
   3.08, 2033                                                     100           100
   3.22%, 2033                                                    100            99
Countrywide Alternative Loan Trust, 4.67%, 2034                   520           520
Countrywide Asset-Backed Certificates,
   3.32%, 2022                                                    250           248
   3.32%, 2023                                                    365           362
Credit Suisse First Boston Mortgage Securities Corp.,
   Interest Only 7.50%, 2032 (c)                                  700             -
   Interest Only 8.00%, 2032 (c)                                  765             -
General Motors Acceptance Corp., 6.75%, 2006                    1,700         1,744
Greenwich Capital Commercial Funding Corp.,
   5.32%, 2036                                                    915           951
GS Mortgage Securities Corp. II, 5.40%, 2038                      905           944
HVB Funding Trust I, 8.74%, 2031 (144A security
   acquired May & June 2003 for $174) (a)                         170           219
Merrill Lynch Mortgage Trust, 4.35%, 2042                         515           520
Morgan Stanley Capital I, 4.05%, 2041                             530           526
Residential Asset Mortgage Products, Inc.,
   Interest Only, 5.75%, 2005 (c)                                 720             9
   3.81%, 2026                                                    220           220
   4.45%, 2028                                                  1,145         1,157
   4.23%, 2029                                                    165           166
   4.00%, 2030                                                    275           276
Santander Financial Issuances, 6.80%, 2005                         95            97
Sanwa Finance Aruba AEC, 8.35%, 2009                              205           239
Structured Asset Securities Corp., 4.37%, 2034                    525           521
Union Planters Corp., 6.75%, 2005                                 240           247
                                                                             ------
                                                                             10,167
                                                                             ------

                                                            PRINCIPAL          VALUE
                                                                (000)          (000)
------------------------------------------------------------------------------------
FOREIGN GOVERNMENT - 2.8%
Brazil (Federal Republic of),
   9.25%, 2010                                               $     85        $   95
   11.00%, 2012                                                    80            97
   10.50%, 2014                                                   240           284
   8.88%, 2024                                                     90            93
Export-Import Bank of Korea, 4.13%, 2009 (144A
   security acquired Feb. 2004 for $139) (a)                      140           140
Germany (Federal Republic of), 2.00%, 2005                        150 (d)       203
Quebec (Province of Canada), 5.50%, 2006                          630           649
Russian Federation, Step Coupon (5.00% to
   3/31/07), 2030 (144A security acquired Sep. &
   Oct. 2002, July & Oct. 2003 & April & Aug.
   2004 for $499) (a)                                             545           561
United Mexican States, 8.30%, 2031                                335           393
                                                                             ------
                                                                              2,515
                                                                             ------
OIL & GAS - 0.2%
Morgan Stanley Bank AG for Gazprom OAO,
9.63%, 2013, (144A security acquired Sep. 2004
   for $110) (a)                                                  100           118
Petroleos Mexicanos, 9.50%, 2027                                   55            69
                                                                             ------
                                                                                187
                                                                             ------
U.S. GOVERNMENT & AGENCIES (e) - 81.2%
Fannie Mae,
   2.50%, 2008                                                  3,480         3,357
   4.38%, 2013                                                  1,155         1,152
   4.00%, 2018                                                    585           572
   4.50%, 2019                                                  1,131         1,128
   5.50%, 2019                                                  2,399         2,481
   6.50%, 2032                                                    803           843
   7.00%, 2032                                                  1,330         1,409
   5.00%, 2033                                                    799           795
   5.50%, 2033                                                    682           693
   6.50%, 2033                                                    814           855
   5.00%, 2034                                                  1,552         1,541
   5.50%, 2034                                                  5,837         5,929
   6.00%, 2034                                                  2,352         2,434
   TBA 5.50%, 2019                                              1,500         1,550
Federal Home Loan Banks,
   4.13%, 2005                                               $  1,375        $1,376

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                 7

December 31, 2004 (Continued)

                                                            PRINCIPAL          VALUE
                                                                (000)          (000)
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (continued)
Financing Corp.,
   Principal Strips from
   8.60%, 2019                                                   830             389
   9.70%, 2019                                                   840             405
Freddie Mac,
   2.61%, 2011                                                 1,226           1,212
   6.50%, 2013                                                   106             112
   6.50%, 2016                                                   557             589
   6.00%, 2017                                                   637             668
   6.50%, 2017                                                    85              90
   4.50%, 2018                                                 3,302           3,299
   5.00%, 2018                                                 2,938           2,986
   6.00%, 2032                                                   926             958
   7.50%, 2032                                                   531             569
   5.00%, 2033                                                 3,578           3,560
   5.50%, 2033                                                 1,686           1,714
   6.00%, 2033                                                   711             735
   6.50%, 2034                                                   436             458
Ginnie Mae,
   6.50%, 2031                                                   295             311
   6.50%, 2032                                                   279             294
   5.50%, 2033                                                 1,001           1,023
U.S. Treasury Bonds,
   8.75%, 2017                                                   200             280
   6.00%, 2026                                                 5,193           5,949
   6.13%, 2029                                                    40              47
U.S. Treasury Inflation Indexed Note,
   2.00%, 2014                                                 2,067           2,132
U.S. Treasury Notes,
   3.38%, 2008                                                 1,430           1,425
   3.50%, 2009                                                 6,800           6,781
   3.88%, 2009                                                 1,800           1,826
   6.00%. 2009                                                   540             596
   5.00%. 2011                                                   535             569
   4.38%, 2012                                                 5,800           5,938
   4.88%, 2012                                                 1,000           1,057
                                                                               -----
                                                                              72,087
                                                                              ------


                                                            PRINCIPAL          VALUE
                                                                (000)          (000)
------------------------------------------------------------------------------------
UTILITIES - 0.1%
Korea Electric Power Corp., 5.13%, 2034 (144A
   security acquired April 2004 for $89) (a)               $      90         $    90
                                                                             -------
TOTAL LONG-TERM BONDS
   (Cost - $84,635)                                                           85,648
                                                                             -------
                                                          NUMBER OF
                                                             SHARES
                                                        -----------
PREFERRED STOCK - 0.9%
FINANCIAL - 0.8%
IBJ Preferred Capital Co. LLC, Step Coupon (8.79%
   to 6/30/08) (144A security acquired Aug., Oct.,
   & Dec. 2003 & Jan. 2004 for $497) (a)                      460                521
Natexis AMBS Co. LLC, Step Coupon (8.44% to
   6/30/08) (144A security acquired May 2002
   for $174) (a)                                              160                180
                                                                             -------
                                                                                 701
                                                                             -------
U.S. GOVERNMENT AGENCIES (e) - 0.1%
Fannie Mae, 7.00% (f)                                       1,600                 91
                                                                             -------
TOTAL PREFERRED STOCK
   (Cost - $751)                                                                 792
                                                                             -------
                                                         PRINCIPAL
                                                             (000)
                                                       ----------
SHORT-TERM OBLIGATIONS - 8.3%
COMMERCIAL PAPER - 3.4%
Barclays U.S. Funding LLC, 2.50%, 4/20/05               $   3,100              3,076

                                                        NUMBER OF
                                                           SHARES
                                                        ---------
MONEY MARKET FUND - 4.8%
TimesSquare VP Money Market Fund (g)                    4,239,544              4,240

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                 8

December 31, 2004 (Continued)


                                                      PRINCIPAL         VALUE
                                                          (000)         (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT - 0.1%
U.S. Treasury Bills, 1.96%, 3/31/05                     $    75         $    75
TOTAL SHORT-TERM OBLIGATIONS
   (Cost - $7,391)                                                        7,391
                                                                        -------
TOTAL INVESTMENTS IN SECURITIES - 105.7%
   (Total Cost - $92,777) (i)                                            93,831
Liabilities Less Cash and Other Assets - (5.7)%                          (5,041)
                                                                        -------
NET ASSETS - 100.0%                                                     $88,790
                                                                        =======


NOTES TO INVESTMENTS IN SECURITIES

(a) Indicates restricted security; the aggregate value of restricted securities is $1,961,667 (aggregate cost $1,818,807), which is approximately 2.2% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

(b)  This is a fair valued security which is in default due to bankruptcy.

     The principal amount represents beneficial ownership interest for future cash receipts under the bankruptcy filings.

(c)  Illiquid security.

(d) Principal is denominated in Euros.

(e) Agency obligations are not guaranteed by the U.S. Government.

(f)  Floating rate security.

(g)  This Fund is a separate series of the CIGNA Variable Products Group.

(h) A summary of outstanding forward currency contracts, as of December 31, 2004, is as follows:


                                                         Net Unrealized
Settlement      Forward      Foreign       Contract       Appreciation
Date           Contract     Currency        Value        (Depreciation)
------------- ----------   ----------   -------------   ---------------
  Buys
  1/10/05     Euro         850,000      $1,130,334         $ 20,388
  Sells
  1/10/05     Euro         882,000      $1,184,080         $ (9,964)


--------------------------------------------------------------------------------

   Tax Information
(i) At December 31, 2004, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $92,987,874, was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there was an excess of value
      over tax cost                                                 $ 1,093,054
     Aggregate gross unrealized depreciation for all
      investments in which there was an excess of tax cost
      over value                                                       (250,199)
                                                                    -----------
     Unrealized appreciation-net                                    $  842,855
                                                                    ===========

(j)  As of December 31, 2004, the components of distributable earnings
     (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

     Undistributed ordinary income                                  $       --
     Undistributed capital gains                                    $  587,085


----------------------------------------------------
Quality Ratings* of Long-Term Bonds (Unaudited)
December 31, 2004

                        Value         % of
                        (000)         Value
----------------------------------------------------
  Aaa/AAA             $ 79,911        93.3%
  Aa/AA                  1,461         1.7
  A/A                    3,118         3.6
  Ba/BB                    688         0.8
  Not Rated                470         0.6
                      --------       -----
                      $ 85,648       100.0%
                      ========       =====
----------------------------------------------------




The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                           9



Statement of Assets and Liabilities
December 31, 2004
(In Thousands)



Assets:
Investments in securities at value                                     $ 93,831
Receivable for fund shares sold                                           2,231
Interest and dividends receivable                                           776
Receivable for investments sold                                              84
Swap premium received                                                        39
Receivable for forward currency contracts                                    20
Investments for Trustees' deferred compensation plan                          4
Unrealized appreciation on swap agreements                                    4
Prepaid Insurance                                                             4
                                                                       --------
      Total assets                                                       96,993
                                                                       --------
Liabilities:
Payable for investments purchased                                         8,070
Custody fees payable                                                         42
Advisory fees payable                                                        29
Audit and legal fees payable                                                 27
Administrative fees payable                                                  13
Payable for forward currency contracts                                       10
Shareholder reports payable                                                   5
Deferred Trustees' fees payable                                               4
Other                                                                         3
                                                                       --------
      Total liabilities                                                   8,203
                                                                       --------
Net Assets                                                             $ 88,790
                                                                       ========
Components of Net Assets:
Paid in capital                                                        $ 87,512
Overdistributed net investment income                                      (192)
Accumulated net realized gain                                               401
Net unrealized appreciation of investments, futures, forward
   contracts and swaps                                                    1,069
                                                                       --------
Net Assets                                                             $ 88,790
                                                                       ========
Shares Outstanding                                                        8,904
                                                                       ========
Net Asset Value and Redemption Price per Share                         $   9.97
                                                                       ========
Cost of Investments                                                    $ 92,777
                                                                       ========


Statement of Operations
For the Year Ended December 31, 2004
(In Thousands)



Investment Income:
Income:
   Interest income                                                      $ 5,549
  Dividends                                                                 99
                                                                        -------
                                                                         5,648
Expenses:
  Investment advisory fees                                   $ 580
  Custodian fees                                              135
  Administrative services fees                                 67
  Audit and legal fees                                         35
  Shareholder reports                                           7
  Transfer agent fees                                           6
  Trustees' fees                                                5
  Other                                                         3
                                                             -----
     Total expenses                                           838
     Less expenses waived by Adviser                         (228)
                                                             -----
  Net expenses                                                610
                                                             -----
Net Investment Income                                                    5,038
                                                                        -------
Realized and Unrealized Gain (Loss) on
   Investments:
  Net realized gain (loss) from:
  Forward currency contracts                                               262
  Futures contracts                                                       (737)
  Swap contracts                                                            25
  Investments                                                            4,140
                                                                        -------
                                                                         3,690
                                                                        -------
  Net change in unrealized appreciation:
  Forward currency contracts                                              (144)
  Futures contracts                                                        (36)
  Swap contracts                                                             4
  Investments                                                           (3,368)
                                                                        -------
                                                                        (3,544)
                                                                        -------
Net Realized and Unrealized Gain
  on Investments                                                           146
                                                                        -------
Net Increase in Net Assets
   Resulting from Operations                                            $5,184
                                                                        =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                          10


Statements of Changes in Net Assets
(In Thousands)


                                                              For the Year
                                                           Ended December 31,
                                                       -------------------------
                                                         2004           2003
                                                       ---------      ---------
Operations:
Net investment income                                  $   5,038      $   6,119
Net realized gain on investments                           3,690          3,852
Net unrealized appreciation (depreciation)
   on investments                                         (3,544)           467
                                                       ---------      ---------
Net increase in net assets from operations                 5,184         10,438
                                                       ---------      ---------
Dividends and Distributions:
From net investment income                                (6,060)        (9,988)
From capital gains                                          (518)          --
                                                       ---------      ---------
Total dividends and distributions                         (6,578)        (9,988)
                                                       ---------      ---------
Capital Share Transactions:
Net proceeds from shares sold                             10,688         63,896
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions                             6,578          9,988
                                                       ---------      ---------
                                                          17,266         73,884
Cost of shares redeemed                                  (89,543)       (61,600)
                                                       ---------      ---------
Net increase (decrease) from Fund share
   transactions                                          (72,277)        12,284
                                                       ---------      ---------
Net Increase (Decrease) in Net
   Assets                                                (73,671)        12,734
Net Assets:
Beginning of period                                      162,461        149,727
                                                       ---------      ---------
End of period *                                        $  88,790      $ 162,461
                                                       =========      =========
* includes overdistributed net investment
  income of:                                           $    (192)     $    (599)
                                                       =========      =========


                                                                For the Year
                                                            Ended December 31,
                                                           ---------------------
                                                            2004          2003
                                                           ------        ------
Transactions in Capital Stock:
Shares sold                                                 1,033         6,103
Shares issued in reinvestment of dividends
   and distributions                                          662           988
                                                           ------        ------
                                                            1,695         7,091
Shares redeemed                                            (8,819)       (5,838)
                                                           ------        ------
Net increase (decrease) in shares
   outstanding                                             (7,124)        1,253
                                                           ======        ======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                          11



Financial Highlights



------------------------------------------------------------------------------------------------------------------------------------
                                                                               For the Year Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                         2004           2003             2002             2001 (c)           2000
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                   $  10.14       $  10.13         $   9.70         $   9.87         $   9.53
                                                       --------       --------         --------          --------          -------
Income from investment operations
Net investment income (a)                                  0.42           0.45             0.42             0.45             0.54
Net realized and unrealized gain                           0.03           0.25             0.42             0.44             0.35
                                                       --------       --------         --------          --------          -------
Total from investment operations                           0.45           0.70             0.84             0.89             0.89
                                                       --------       --------         --------          --------          -------
Less dividends and distributions:
Dividends from net investment income                      (0.57)         (0.69)           (0.41)           (0.94)           (0.55)
Distributions from net realized capital gains             (0.05)            --               --            (0.04)               -
Return of capital dividends                                   -              -                -            (0.08)               -
                                                       --------       ---------        ---------         --------          --------
Total dividends and distributions                         (0.62)         (0.69)           (0.41)           (1.06)           (0.55)
                                                       --------       ---------        ---------         --------          --------
Net asset value, end of period                         $   9.97       $  10.14         $  10.13         $   9.70         $   9.87
                                                       --------       ---------        ---------         --------          --------
Total Investment Return (b)                                4.43%          6.98%            8.66%            9.06%            9.34%
Ratios to Average Net Assets:
Gross expenses                                             0.69%          0.65%            0.62%            0.60%            0.70%
Fees and expenses waived or borne by the Adviser           0.19%          0.15%            0.12%            0.10%            0.20%
Net expenses                                               0.50%          0.50%            0.50%            0.50%            0.50%
Net investment income                                      4.13%          3.91%            4.24%            5.39%(c)         6.66%
Portfolio Turnover                                          130%           182%             518%             396%             320%
Net assets, End of Period (000 omitted)                $ 88,790       $162,461         $ 49,727         $151,090         $ 84,014

(a) Net investment income per share has been calcul ated in accor dance with SE C requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.02 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements            12

1. Significant Accounting Policies.

TimesSquare VP Core Plus Bond Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest current income attainable, consistent with reasonable risk, as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed income securities. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Funds' Board of Trustees has designated the Pricing Committee of CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.) to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements -- i.e., TBA's -- for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements            13
(Continued)

honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.


The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

E. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. Futures Contracts -- The Fund is authorized to enter into futures contracts. The Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements            14
(Continued)

variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

G. High Yield Bonds -- The Fund may invest in high yield bonds; i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

H. Swap Agreements -- The Fund may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive -- e.g., an exchange of floating-rate payments for fixed-rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

As of December 31, 2004, the Fund had the following outstanding swap agreements:



                                           Notional      Effective     Termination      Unrealized
Counterparty              Terms             Amount          Date           Date        Appreciation
-----------------   -----------------   -------------   -----------   -------------   -------------
Bank of America     Receive a fixed
                    rate equal to
                    6.0% and pay
                    floating rate
                    based on 3-month
                    USD-LIBOR           $3,800,000      12/16/14      12/16/19            $  366

Bank of America     Receive floating
                    rate based on
                    3-month USD-
                    LIBOR and pay a
                    fixed rate equal
                    to 5.0%             $3,000,000      12/16/09      12/16/14            $3,928

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or (loss) in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Such payments amounted to $38,610 as of December 31, 2004. A liquidation payment received or made at the termination of the swap is recorded as realized gain or (loss) on the Statement of Operations. Net periodic payments, if any, received by the Fund are included as part of realized gain or
(loss) on the Statement of Operations.

I. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income, which includes amortization of premium and accrual of discount, is recorded on an accrual basis. Securities gains and losses are determined on the basis of identified cost.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements            15
(Continued)

J. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. The tax character of distributions paid to shareholders during 2004 was $5,930,414 of Ordinary Income Dividends and $647,582 of Long-term Capital Gains.

At December 31, 2004, the Fund had no post-October loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.


K. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2004, the Fund decreased its accumulated net realized gain by $1,498,150, decreased overdistributed net investment income by $1,429,135, and increased Paid in capital by $69,015.


2. Investment Advisory Fees and Other Transactions with Affiliates. Through November 22, 2004, investment advisory fees, in the amount of $315,444 (net of waivers), were paid or accrued to CIGNA Investment Advisors, Inc. ("CIAI") (formerly, TimesSquare Capital Management, Inc.), certain officers and directors of which were affiliated with the Fund. Such advisory fees were based on an annual rate of 0.50% of the Fund's average daily net assets. CIAI contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceeded, on an annual basis, 0.50% of average daily net assets.

Effective November 23, 2004, the Board of Trustees approved an interim investment advisory agreement with Pacific Investment Management Company LLC ("PIMCO"), pursuant to which PIMCO now serves as Investment Adviser to the Fund. Advisory fees, in the amount of $36,733 (net of waivers), paid or accrued to PIMCO are based on an annual rate of 0.50% of the Fund's average daily net assets. According to an expense limitation agreement between PIMCO, CIAI and the Fund, to the extent that the ordinary operating expenses incurred by the Fund in any fiscal year, including but not limited to investment management fees of the Investment Adviser, but excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business ("Fund Operating Expenses"), exceed the operating expenses limit of 0.50%, such excess amount ("Excess Amount") shall be the liability of the Investment Adviser, provided that in no event shall the liability of the Investment Adviser exceed 0.25%. In the event the Excess Amount exceeds 0.25%, such amount shall be the liability of CIAI, the Administrator. While the interim investment advisory agreement is in effect, PIMCO and CIAI retain the right to be

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements            16
(Continued)

repaid by the Fund if the Fund's expenses fall below the operating expenses limit of 0.50%, with PIMCO being repaid all amounts waived before CIAI. As of December 31, 2004, the Fund had a contingent liability of $23,324.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash, up to 25% of the Fund's total assets, in the affiliated TimesSquare VP Money Market Fund ("TSVPMM") managed by CIAI. CIAI has contractually agreed to waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. For the year ended December 31, 2004, CIAI waived $30,089 of its advisory fee payable by the Fund. Income distributions from TSVPMM, which amounted to $79,054 for the year ended December 31, 2004, are recorded as dividend income in the Statement of Operations.

CIAI is an indirect, wholly-owned subsidiary of CIGNA Corporation.

For administrative services, the Fund reimburses CIAI for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. Effective November 23, 2004, CIAI entered into an administrative services agreement with the Fund under which CIAI receives 0.05% of the Fund's average daily net asset. For the year ended December 31, 2004, the Fund paid or accrued $67,398.


3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.


4. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2004, were $120,665,761 and $121,534,665, respectively, for U.S. Government and Agency Obligations and $26,102,698 and $88,981,116, respectively, for all other securities.


5. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at December 31, 2004, were held by Connecticut General Life Insurance Company ("CG Life"). CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation.


6. Proposed Merger of the Fund. The Board of Trustees of the Fund has approved, subject to shareholder approval, a reorganization pursuant to which the Fund would transfer substantially all of its assets and liabilities to the Total Return Fund of PIMCO Variable Insurance Trust (PVIT) in exchange for Institutional Class shares of the PVIT fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. The PVIT shares would then be distributed pro rata to shareholders of the Fund. The Fund expects to hold a special meeting of shareholders in March 2005 to seek shareholder approval of the merger.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                          17



Report of Independent Registered Public Accounting Firm


To the Trustees and Shareholders of TimesSquare VP Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquareVP Core Plus Bond Fund ("Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2005

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                          18
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                        Number of
Name,         Position         Length                                                   Portfolios in   Other
Address*      Held with        of Time           Principal Occupation(s) During         Fund Complex    Directorships
and Age       Fund             Served            Past 5 Years                           Overseen        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent
Trustees

Russell H.    Trustee          Trustee since     Senior Vice President (Investor        7               --
Jones                          1995              Relations, Public Relations), Chief
60                                               Investment Officer and Treasurer,
                                                 Kaman Corporation
                                                 (helicopters and aircraft
                                                 components, industrial
                                                 distribution)

Paul J.       Trustee          Trustee since     Special Advisor to the Board of        7               Western
McDonald                       1995              Directors, Friendly Ice Cream                          Massachusetts
61                                               Corporation (family restaurants                        Electric Company
                                                 and dairy products)

Marnie        Trustee          Trustee since     Diocesan Consultant, Episcopal         7               Boston Mutual Life
Wagstaff                       2001              Diocese of Connecticut;                                Insurance Company
Mueller                                          Previously, Visiting Professor of
65                                               Health Economics, Wesleyan
                                                 University

Carol Ann     Trustee          Trustee since     Director and Chair of Audit            7               Reed & Barton
Hayes                          2003              Committee, Reed and Barton                             Corporation
60                                               Corporation

Affiliated Trustees and Fund Officers

Richard H.    Trustee,         Trustee,          Chief Investment Officer, CIGNA        7               Director of various
Forde         Chairman of      Chairman and      Investment Management                                  subsidiaries of
51            the Board and    President since                                                          CIGNA Corporation
              President        1998

Alfred A.     Vice President   Officer           CIGNA Funds Treasurer;                 7               --
Bingham III   and Treasurer    Since 1982        Assistant Vice President, CIGNA
60                                               Investment Management

Jeffrey S.    Vice President   Officer           Senior Counsel,                        7               --
Winer         and Secretary    Since 1993        CIGNA Corporation
47

------------------------------------------------------------------------------------------------------------------------------------
* All Trustees and officers have an address c/o CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.),
  280 Trumbull Street, H16C, Hartford, CT 06103.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund is an open-end, diversified management investment company that invests primarily in fixed income securities. The investment adviser is Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660.
--------------------------------------------------------------------------------

                                                                     TimesSquare
                                                                 VP Money Market
                                                                            Fund
--------------------------------------------------------------------------------
                                                                   Annual Report
                                                               December 31, 2004




                                                                    CIGNA [LOGO}

--------------------------------------------------------------------------------
                                                                             1

Dear Shareholders:

Our report for CIGNA Variable Products Money Market Fund (the "Fund") covering the year ended December 31, 2004 follows.


Market Environment

The Federal Reserve ("Fed") met four times during first six months of 2004. In the first three meetings, the Fed funds rate was left unchanged at 1%. However, after a year of keeping rates on hold, at the June 30, 2004 meeting the Fed funds rate was raised 25 basis points to 1.25%. The Fed also announced that it was willing to move more aggressively in raising rates in the future if inflation data warranted.

The Fed met four more times during the second half of the year, raising the Fed funds rate 25 basis points each time. The Fed has confirmed their plan to continue this trend with further increases at a "measured" pace. Market economists continue to believe the Fed is "staying the course" to keep policy accommodative by moving at a measured pace that will support growth and prevent inflation from accelerating.


Portfolio Composition and Performance

On December 31, 2004, the portfolio contained: top-tier domestic commercial paper, 58.1%; top-tier foreign commercial paper, 12.6%; and U.S. Government and Agencies, 29.3%. The Fund is well diversified.

Total returns for the year ended December, 2004 (which do not reflect expenses associated with variable products through which the Fund may be offered and which would have been lower if such expenses were reflected) were:


Fund                                                                       0.97%
Lipper Money Market Funds Average                                          0.60
3-month U.S. Treasury Bill                                                 1.24

As of December 31, 2004, the Fund's weighted average portfolio maturity was 13 days, and the annualized 7-day yield was 1.81%.


Information about Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses (although this Fund does not charge transaction fees). The following table, which you are seeing for the first time, represents a new SEC requirement and is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses (which do not reflect any expenses associated with variable products through which the Fund may be offered) with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period."

--------------------------------------------------------------------------------
                                                                             2

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare your Fund's ongoing expenses with those of other mutual funds. To do so, compare this 5% hypothetical Fund return with the 5% hypothetical return examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid During Period" line of the table is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Expenses and value of a $1,000 investment for the six-month period ended December 31, 2004

                     Beginning       Ending      Expenses Paid
                      Account        Account     During Period*
                       Value          Value       07/01/04 to
                     07/01/04       12/31/04        12/31/04
Actual              $ 1,000.00     $ 1,006.50       $ 2.05
Hypothetical (5%
  return before
  expenses)         $ 1,000.00     $ 1,023.09       $ 2.07

* Expenses are equal to the Fund's annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

For more information, please refer to the Fund's prospectus.


Proposed Merger of the Fund

The Board of Trustees of CIGNA Variable Product Group (CVPG) has approved, subject to Fund shareholder approval, a reorganization pursuant to which the TimesSquare VP Money Market Fund would transfer substantially all of its assets and liabilities to the Money Market Fund of PIMCO Variable Insurance Trust
(PVIT) in exchange for Institutional Class shares of the PVIT fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. The PVIT shares would then be distributed pro rata to shareholders of the Fund. The Fund has scheduled a special meeting of shareholders on March 29, 2005 to seek shareholder approval of the merger.


Proxy Voting Information

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund at 1-800-528-6718 and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the SEC website.


Quarterly Portfolio Securities

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.


Outlook

Economic data continues to show signs of strength, and we expect Fed policy makers to maintain their "measured" approach and continue tightening into

--------------------------------------------------------------------------------
                                                                             3

the first half of 2005. Economic data is expected to reflect an economy which is firmly established and resilient in the face of inflation and rising oil prices. With this in mind, we will continue to focus on the developing trends in both the U.S. and global economy as keys to further Federal Reserve action, and adjust our portfolio strategy accordingly. Sincerely,



/s/ Richard H. Forde


Richard H. Forde
Chairman of the Board and President
CIGNA Variable Products Group

--------------------------------------------------------------------------------
                                                                             4

   [THE FOLLOWING WAS REPRESENTED AS A GRAPH IN THE PRINTED MATERIAL]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               3/1/96* - 12/31/04

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURN

                      1 Year          5 Year    Life of Fund      Inception Date
Fund                  0.97%           2.56%         3.63%               3/1/96
3 Month U.S.          1.24%           2.79%         3.77%
Treasury Bill
--------------------------------------------------------------------------------

Date         Fund       3 Month U.S. Treasury Bill
3/96        10,000              10,000
12/96       10,418              10,435
12/97       10,959              10,983
12/98       11,523              11,537
12/99       12,079              12,084
12/00       12,809              12,804
12/01       13,286              13,327
12/02       13,473              13,554
12/03       13,576              13,700
12/04       13,708              13,870



CIGNA Variable Products Money Market Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The annualized yield for the seven days ended December 31, 2004 as 1.81%, and the Fund's average maturity was 13 days. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of the three month U.S. Treasury Bill, which does not reflect brokerage charges or other investment expenses. The principal value of the U.S. Treasury Bill is guaranteed by the full faith and credit of the United States.

* Commencement of operations

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund Investments in Securities                   5
December 31, 2004




                                                       Principal           Value
                                                           (000)           (000)
                                                      ----------       ---------
COMMERCIAL PAPER - 70.7%
Domestic - 58.1%
Abbott Laboratories, 2.24%, 1/11/05                   $    1,201       $  1,200
Barton Capital Corp.,
   2.28%, 1/5/05                                           7,465          7,463
   2.30%, 1/5/05                                          12,000         11,997
Bemis Company, Inc., 2.25%, 1/10/05                       15,000         14,992
CAFCO LLC, 2.27%, 1/4/05                                   1,001          1,001
ChevronTexaco Funding Corp., 2.26%, 1/6/05                19,510         19,504
Exxon Asset Management Co., 2.24%, 1/12/05                20,053         20,039
Gannett, Inc.,
   2.19%, 1/3/05                                           6,367          6,366
   2.24%, 1/3/05                                          11,862         11,861
Gillette Co., 2.24%, 1/18/05                              21,000         20,978
Hershey Foods Corp., 2.18%, 1/18/05                        2,500          2,497
International Business Machines Corp.,
   2.26%, 1/12/05                                         20,000         19,986
Kimberly Clark Corp.,
   2.25%, 1/18/05                                         17,606         17,587
   2.15%, 1/20/05                                          1,037          1,036
Minnesota Mining & Manufacturing Co.,
   2.17%, 1/6/05                                          10,000          9,997
Morgan Stanley, Dean Witter, Discover & Co.,
   2.34%, 1/4/05                                          21,000         20,996
Nestle Capital Corp., 2.25%, 1/10/05                      15,844         15,835
Old Line Funding Corp., 2.32%, 1/5/05                     21,401         21,395
Paccar Financial Corp.,
   2.30%, 1/4/05                                           9,246          9,244
   2.28%, 1/6/05                                          10,000          9,997
PepsiCo, Inc., 2.25%, 1/13/05                             11,369         11,360
Pfizer, Inc., 2.28%, 1/24/05                              21,309         21,278
Procter & Gamble Co., 2.26%, 1/10/05                      21,000         20,988
State Street Boston Corp., 2.26%, 1/18/05                 20,000         19,979
Windmill Funding Corp., 2.33%, 1/13/05                    10,000          9,992
                                                                       --------
                                                                        327,568
                                                                       --------
Foreign - 12.6%
BNP Paribas Finance, Inc., 2.32%, 1/13/05                 10,000          9,992
B P Capital Markets PLC, 2.24%, 1/7/05                    21,500         21,492
Caisse D' Amortissement, 2.23%, 1/31/05                    1,463          1,460
KFW International Finance, Inc., 2.25%, 1/7/05            12,634         12,629



                                                       Principal           Value
                                                           (000)           (000)
                                                      ----------       ---------
Novartis Finance Corp.,
   2.24%, 1/3/05                                      $    3,343       $  3,343
   2.15%, 1/4/05                                           9,892          9,890
Royal Bank of Scotland, 2.29%, 1/11/05                    11,498         11,491
UBS Finance LLC, 2.36%, 1/5/05                             1,038          1,038
                                                                       --------
                                                                         71,335
                                                                       --------
Total Commercial Paper                                                  398,903
                                                                       --------
U.S. GOVERNMENT AGENCIES (b) - 29.3%
Fannie Mae,
   2.24%, 1/3/05                                          25,000         24,997
   2.24%, 1/5/05                                           7,480          7,478
   2.25%, 1/7/05                                          11,262         11,258
   2.33%, 1/28/05 (a)                                     11,500         11,500
   1.65%, 5/16/05                                          2,500          2,500
   2.42%, 10/7/05 (a)                                     20,000         19,998
Federal Farm Credit Bank,
   2.33%, 3/24/05 (a)                                     15,000         15,000
   2.36%, 6/23/05 (a)                                      2,500          2,500
   2.39%, 3/1/06 (a)                                      15,000         15,000
Federal Home Loan Bank,
   4.37%, 2/15/05                                          2,000          2,007
   1.30%, 2/23/05                                          4,000          4,000
   2.48%, 3/30/05 (a)                                      7,500          7,500
   2.02%, 6/8/05                                           2,500          2,500
   1.91%, 10/5/05 (a)                                      7,500          7,497
Freddie Mac,
   2.22%, 1/4/05                                          12,612         12,610
   1.23%, 1/11/05                                          1,500          1,500
   1.30%, 1/11/05                                          7,500          7,497
   1.40%, 1/19/05                                          2,224          2,222
   2.00%, 10/7/05 (a)                                      7,500          7,500
                                                                       --------
                                                                        165,064
                                                                       --------
TOTAL INVESTMENTS IN SECURITIES - 100.0%
   (Total Cost - $563,967) (c)                                          563,967
Cash and Other Assets, Less Liabilities - 0.0%                               13
                                                                       --------
NET ASSETS - 100.0%                                                    $563,980
                                                                       ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund Investments in Securities                   6
December 31, 2004 (Continued)

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

(a) Variable rate security. Rate is as of December 31, 2004.
(b) Agency obligations are not guaranteed by the U.S. Government.
    Tax Information
(c) As of December 31, 2004, the cost for federal tax purposes on a tax basis is the same as on a book basis.


--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund
                                                             Value      % of
Ten Largest Positions (Unaudited)                            (000)    Net Assets
----------------------------------------------------------- --------  ----------
   Fannie Mae                                               $77,731     13.8%
   Federal Farm Credit Bank                                  32,500      5.8
   Freddie Mac                                               31,329      5.6
   Federal Home Loan Bank                                    23,504      4.2
   B P Capital Markets PLC                                   21,492      3.8
   Old Line Funding Corp.                                    21,395      3.8
   Pfizer, Inc.                                              21,278      3.8
   Morgan Stanley, Dean Witter, Discover & Co.               20,996      3.7
   Procter & Gamble Co.                                      20,988      3.7
   Gillette Co.                                              20,978      3.7
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund

Portfolio by Type of Short Term Security                   Value        % of
(Unaudited)                                                (000)     Net Assets
-------------------------------------------------------  ---------   ----------
   Domestic Commercial Paper                             $ 327,568      58.1%
   Foreign Commercial Paper                                 71,335      12.6
   U.S. Government Agencies                                165,064      29.3
                                                         ---------     -----
                                                         $ 563,967     100.0%
--------------------------------------------------------------------------------



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                             7

Statement of Assets and Liabilities
December 31, 2004
(In Thousands)

Assets:
Investments in securities at value                                     $ 563,967
Interest receivable                                                          286
Prepaid insurance                                                              5
                                                                       ---------
      Total assets                                                       564,258
                                                                       ---------
Liabilities:
Investment advisory fees payable                                             168
Custodian fees payable                                                        39
Audit and legal fees payable                                                  29
Administrative services fees payable                                          28
Registration fees payable                                                      8
Transfer agent fees payable                                                    3
Shareholder reports                                                            3
                                                                       ---------
      Total liabilities                                                      278
                                                                       ---------
Net Assets                                                             $ 563,980
                                                                       =========
Components of Net Assets:
Paid in capital                                                        $ 563,980
                                                                       ---------
Net Assets                                                             $ 563,980
                                                                       =========
Shares Outstanding                                                       563,978
                                                                       =========
Net Asset Value and Redemption Price per Share                         $    1.00
                                                                       =========
Cost of Investments                                                    $ 563,967
                                                                       =========



Statement of Operations
For the Year Ended December 31, 2004
(In Thousands)

Investment Income:
Income:
   Interest                                                              $ 7,451
                                                                         -------
Expenses:
   Investment advisory fees                                 $ 1,844
   Administrative services fees                                 139
   Custodian fees and expenses                                  112
   Auditing and legal fees                                       45
   Trustees' fees                                                16
   Registration fees                                              9
   Shareholder reports                                            9
   Transfer agent fees                                            6
   Insurance expense                                              5
                                                            -------
      Total expenses                                          2,185
                                                            -------
Net Investment Income                                                      5,266
                                                                         -------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain from investments                                         --
                                                                         -------
Net Realized and Unrealized Gain (Loss)
   on Investments                                                             --
                                                                         -------
Net Increase in Net Assets Resulting
   From Operations                                                       $ 5,266
                                                                         =======



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                             8

Statements of Changes in Net Assets
(In Thousands)


                                                           For the Year Ended
                                                              December 31,
                                                       -------------------------
                                                          2004           2003
                                                       ---------      ---------
Operations:
Net investment income                                  $   5,266      $   2,939
                                                       ---------      ---------
Net increase in net assets from operations                 5,266          2,939
                                                       ---------      ---------
Dividends and Distributions:
From net investment income                                (5,266)        (2,872)
                                                       ---------      ---------
Total dividends and distributions                         (5,266)        (2,872)
                                                       ---------      ---------
Capital Share Transactions:
Net proceeds from sales of shares                        457,778        546,426
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions                             5,266          2,883
                                                       ---------      ---------
                                                         463,044        549,309
Cost of shares redeemed                                 (284,180)      (529,819)
                                                       ---------      ---------
Net increase in net assets from
   Fund share transactions                               178,864         19,490
                                                       ---------      ---------
Net Increase in Net Assets                               178,864         19,557
Net Assets:
Beginning of period                                      385,116        365,559
                                                       ---------      ---------
End of period                                          $ 563,980      $ 385,116
                                                       =========      =========



                                                           For the Year Ended
                                                              December 31,
                                                       -------------------------
                                                         2004            2003
                                                       --------        --------
Transactions in Capital Stock
Shares sold                                             457,778         546,426
Shares issued in reinvestment of
   dividends and distributions                            5,266           2,883
                                                       --------        --------
                                                        463,044         549,309
Shares redeemed                                        (284,180)       (529,819)
                                                       --------        --------
Net increase in shares outstanding                      178,864          19,490
                                                       ========        ========



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                             9

Financial Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                                                        For the Year Ended December 31,
                                            ----------------------------------------------------------------------------------------
                                                 2004              2003              2002              2001              2000
                                            ----------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period           $   1.00          $   1.00          $   1.00         $   1.00           $   1.00
Income from investment operations:
Net investment income (a)                          0.01              0.01              0.01             0.04               0.06
                                               --------          --------          --------          -------           --------
Total from investment operations                   0.01              0.01              0.01             0.04               0.06
                                               --------          --------          --------          -------           --------
Less dividends and distributions:
Dividends from net investment income              (0.01)            (0.01)            (0.01)           (0.04)             (0.06)
                                               ---------         ---------         ---------         --------          --------
Total dividends and distributions                 (0.01)            (0.01)            (0.01)           (0.04)             (0.06)
                                               ---------         ---------         ---------         --------          --------
Net asset value, end of period                 $   1.00          $   1.00          $   1.00         $   1.00           $   1.00
                                               =========         =========         =========         ========          ========
Total Return                                       0.97%             0.77%             1.41%            3.73%              6.06%(b)
Ratios to Average Net Assets:
Gross expenses                                     0.41%             0.44%             0.43%            0.48%             0.54%
Fees and expenses waived by the Adviser            0.00%             0.00%             0.00%            0.00%             0.04%
Net expenses                                       0.41%             0.44%             0.43%            0.48%             0.50%
Net investment income                              1.00%             0.78%             1.37%            3.53%             6.01%
Net Assets, End of Period (000 omitted)        $563,980          $385,116          $365,559         $217,305           $160,905


(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund Notes To Financial Statements              10

1. Significant Accounting Policies. TimesSquare VP Money Market Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value, and which, at December 31, 2004, approximated cost for federal income tax purposes.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the basis of identified cost.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.


D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid-in capital may be required. For the year ended December 31, 2004, the total tax distributions were $5,266,395.


2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to CIGNA Investment Advisors, Inc. ("CIAI") (formerly, TimesSquare Capital Management, Inc.), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. CIAI has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets. Effective May 1, 2002, CIAI retains the right to be repaid by the Fund if the Fund's expenses fall below the percentage specified above prior to the end of the fiscal year or within three years after

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund Notes To Financial Statements              11
(Continued)

CIAI waives advisory fees or reimburses the Fund's operating expenses. As of December 31, 2004, the Fund has no such liability.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated CIGNA Variable Products Group Funds may invest in the Fund. CIAI will waive the amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred in the TimesSquare VP Money Market Fund.

For administrative services, the Fund reimburses CIAI for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2004, the Fund paid or accrued $139,102.

CIAI is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, TimesSquare VP Core Plus Bond Fund and TimesSquare VP S&P 500[RegTM] Index Fund are the shareholders of the Fund, with ownership of 98.6%, 0.8%, and 0.6%, respectively, as of December 31, 2004.

5. Proposed Merger of the Fund. The Board of Trustees of CIGNA Variable Product Group (CVPG) has approved, subject to Fund shareholder approval, a reorganization pursuant to which the TimesSquare VP Money Market Fund would transfer substantially all of its assets and liabilities to the Money Market Fund of PIMCO Variable Insurance Trust (PVIT) in exchange for Institutional Class shares of the PVIT fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. The PVIT shares would then be distributed pro rata to shareholders of the Fund. The Fund has scheduled a special meeting of shareholders on March 29, 2005 to seek shareholder approval of the merger.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                            12


Report of Independent Registered Public Accounting Firm


To the Trustees and Shareholders of TimesSquare VP Money Market Fund


In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare VP Money Market Fund ("Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2005

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                            13
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.


                                                                                        Number of
Name,         Position         Length                                                   Portfolios in   Other
Address*      Held with        of Time           Principal Occupation(s) During         Fund Complex    Directorships
and Age       Fund             Served            Past 5 Years                           Overseen        Held by Trustee
------------- ---------------- ----------------- -------------------------------------- --------------- -----------------
Independent Trustees
Russell H.    Trustee          Trustee since     Senior Vice President (Investor        7               --
Jones                          1995              Relations, Public Relations),
60                                               Chief Investment Officer and
                                                 Treasurer, Kaman Corporation
                                                 (helicopters and aircraft components,
                                                 industrial distribution)

Paul J.       Trustee          Trustee since     Special Advisor to the Board of        7               Western
McDonald                       1995              Directors, Friendly Ice Cream                          Massachusetts
61                                               Corporation (family restaurants and                    Electric Company
                                                 dairy products)

Marnie        Trustee          Trustee since     Diocesan Consultant, Episcopal         7               Boston Mutual
Wagstaff                       2001              Diocese of Connecticut; Previously,                    Life Insurance
Mueller                                          Visiting Professor of Health                           Company
65                                               Economics, Wesleyan University

Carol Ann     Trustee          Trustee since     Director and Chair of Audit            7               Reed & Barton
Hayes                          2003              Committee, Reed and Barton                             Corporation
60                                               Corporation


Affiliated Trustees and Fund Officers

Richard H.    Trustee,         Trustee,          Chief Investment Officer, CIGNA        7               Director of
Forde         Chairman of      Chairman and      Investment Management                                  various
51            the Board and    President since                                                          subsidiaries of
              President        1998                                                                     CIGNA
                                                                                                        Corporation
Alfred A.     Vice President   Officer           CIGNA Funds Treasurer;                 7               --
Bingham III   and Treasurer    Since 1982        Assistant Vice President, CIGNA
60                                               Investment Management

Jeffrey S.    Vice President   Officer           Senior Counsel,                        7               --
Winer         and Secretary    Since 1993        CIGNA Corporation
47

--------------------------------------------------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford,
  CT 06103.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund is an open-end, diversified management investment company that invests in short-term money market instruments. The investment adviser is CIGNA Investment Advisors, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

                                         TimesSquare VP
                                  S&P 500(R) Index Fund

-------------------------------------------------------

                                          Annual Report
                                      December 31, 2004




                                           [CIGNA LOGO]

--------------------------------------------------------------------------------
                                                                              1

Dear Shareholders:

Our commentary for TimesSquare VP S&P 500(R) Index Fund (the "Fund") covering the year ended December 31, 2004 follows.


Management's Discussion of Fund Performance
Market

Equity markets were up nearly 4% through the first few weeks of 2004, propelled by record revenues from Intel and good news in the auto and construction industries. After a brief period of profit-taking, a positive earnings surprise from CISCO, the highest non-manufacturing ISM index number in seven years, and a two-year low in unemployment, the S&P 500(R) reached its highest level since March 2002. Despite the strong durable goods report in late February, the market gave back much of its gains over the remainder of the quarter. A decrease in consumer confidence, increased terrorist threats and the unfavorable Microsoft ruling all took a toll and left the S&P 500(R) up 1.69% for the first quarter. The Fund returned 1.64% for the first quarter.

In the second quarter, the stock market, as measured by the S&P 500(R), returned 1.72% as equity declines in April were offset by gains in May and June. The Fund returned 1.68% for the second quarter. Corporate earnings continued to surprise on the upside, but concerns over rising interest rates continued to dissuade buyers.

During the third quarter, the U.S. economy softened, a victim of rising oil prices and declining consumer confidence. Job growth slowed to a monthly increase of 125,000 new jobs in August from 308,000 new jobs in March; however, the unemployment rate ratcheted downward in 2004 to 5.4% in August versus 5.7% at the end of 2003.

In spite of increasing earnings, U.S. stocks turned in negative returns in the third quarter, with the S&P 500(R) Index and the Fund returning -1.87% and -1.96%, respectively. Value stocks outperformed growth issues. As has been the case each quarter since the first quarter of 2003, small cap stocks outperformed their large cap counterparts.

During the fourth quarter of 2004, stocks again posted positive performance, with the S&P 500(R) Index and the Fund up 9.23% and 9.18%, respectively. The equity markets rebounded, as such positive factors as improving corporate earnings and the decisive resolution of the U.S. presidential election offset various headwinds. Oil prices receded from record levels as the Organization of Petroleum Exporting Countries increased production. Inflation remained low, in large part due to the Federal Reserve Board's continued measured approach to raising the federal funds target rate. However, slower-than-anticipated economic, productivity and jobs growth continued to be a drag on the market. All sectors finished in positive territory for the quarter, with the information technology, consumer discretionary, utilities and industrial sectors performing best. In contrast, the materials, telecommunications, consumer staples, financial, health care and energy sectors lagged the overall market.

Interim Adviser

Effective October 1, 2004 the Board of Trustees of the Fund appointed Merrill Lynch Investment Managers, L.P. (MLIM(R)) as investment adviser to the Fund under an interim investment advisory agreement. The Fund agreed to pay MLIM an advisory fee at an annual rate of 0.10% of the Fund's average net assets.

The former adviser to the Fund, CIGNA Investment Advisors, Inc. (CIGNA Advisors) (formerly known as TimesSquare Capital Management, Inc.) continues to provide

--------------------------------------------------------------------------------
                                                                              2

administrative services to the Fund, such as preparation of prospectuses and shareholder reports and bookkeeping and accounting services.

These arrangements resulted in no change to the investment objective or strategy of the Fund. In addition, CIGNA Advisors continues to reimburse the Fund if total Fund operating expenses (excluding extraordinary items) exceed 0.25% per annum of the Fund's average net assets.

Proposed Merger of the Fund

The Board of Trustees of the Fund expects to approve a reorganization pursuant to which the Fund would transfer substantially all of its assets and liabilities to the Dreyfus Stock Index Fund, Inc. ("Dreyfus Fund") in exchange for Initial Class shares of the Dreyfus Fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. The Dreyfus Fund shares would then be distributed pro rata to shareholders of the Fund. The Dreyfus Fund has the same investment strategy as the Fund -- it seeks to match the total return of the S&P 500(R) by investing in all 500 stocks in the index. The Fund expects to hold a special meeting of shareholders in April 2005 to seek shareholder approval of the merger. You will receive additional information about the proposed merger, along with a proxy, before the meeting. Please be sure to vote.

The CVPG Board of Trustees also expects to approve Mellon Equity Associates, LLP (an affiliate of Dreyfus) to serve as interim manager of the Fund in February 2005. Mellon Equity Associates would manage the Fund until it merges with the Dreyfus Fund. There will be no change to the investment objective of the Fund as a result of the appointment of Mellon Equity Associates as adviser to the Fund. In addition, CIGNA Advisors will, during the term of the interim advisory agreement, continue to waive fees and reimburse expenses if total Fund operating expenses (excluding extraordinary items) exceed 0.25% per annum of the Fund's average net assets.

During the term of the new interim advisory agreement, CIGNA Advisors will continue to provide administrative services to the S&P 500(R) Index Fund.

Proxy Voting Information

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund at 1-800-528-6718 and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the SEC website.

Quarterly Portfolio Securities

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance Summary

Returns for the twelve months ended December 31, 2004 (which do not reflect expenses associated with variable products through which the Fund may be offered and which would have been lower if such expenses were reflected) were:

                                       Year-to-date
Fund                                       10.63%
Lipper S&P 500(R) Funds Average            10.21
S&P 500(R) Index                           10.88

Information about Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and

--------------------------------------------------------------------------------
                                                                              3

other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses (although this Fund does not charge transaction fees). The following table, which you are seeing for the first time, represents a new SEC requirement and is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses (which do not reflect any expenses associated with variable products through which the Fund may be offered) with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare your Fund's ongoing expenses with those of other mutual funds. To do so, compare this 5% hypothetical Fund return with the 5% hypothetical return examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid During Period" line of the table is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.


Expenses and value of a $1,000 investment for the six-month period ended December 31, 2004


                          Beginning       Ending      Expenses Paid
                           Account        Account     During Period*
                            Value          Value       07/01/04 to
                          07/01/04       12/31/04        12/31/04
Actual                   $1,000.00      $1,070.40         $1.30
Hypothetical (5%
 return before
 expenses)               $1,000.00      $1,023.88         $1.27

* Expenses are equal to the Fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by
   366. The "Expenses Paid During Period" and the annualized expense ratio are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

--------------------------------------------------------------------------------
                                                                              4

For more information, please refer to the Fund's prospectus.

Outlook

The 2005 outlook for financial markets appears more challenging than that of the year just ended, as a consequence of both fundamental economic as well as valuation considerations. The combination of a progressive tightening in liquidity and monetary conditions, an upward trend in bond market yields, higher inflation, and a sharp slowdown in the growth of corporate profits could create a challenging environment for common stocks.

Sincerely,


/s/ Richard H. Forde


Richard H. Forde

Chairman of the Board and President
CIGNA Variable Products Group

--------------------------------------------------------------------------------
                                                                              5


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              12/31/93 - 12/31/04

                     [TABULAR REPRESENTATION OF LINE CHART]

                                   S&P
                   Fund        500(R) Index
                  ------       -------------
12/94             10,000         10,000
12/95             13,682         13,758
12/96             16,757         16,917
12/97             22,346         22,560
12/98             28,738         29,007
12/99             34,705         35,110
12/00             31,453         31,913
12/01             27,621         28,121
12/02             21,404         21,905
12/03             27,456         28,188
12/04             30,374         31,256

AVERAGE ANNUAL RETURN

                     1 Year     5 Year     10 Year
Fund                 10.63%     -2.63%     11.75%
S&P 500 Index        10.88%     -2.30%     12.07%

CIGNA Variable Products S&P 500(R) Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of S&P 500(R) Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                6
December 31, 2004


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.1%
AEROSPACE/DEFENSE - 1.7%
Boeing (The) Co.                                       12,876          $  667
General Dynamics Corp.                                  3,100             324
Goodrich Corp.                                          1,800              59
L-3 Communications Holdings, Inc.                       1,802             132
Lockheed Martin Corp.                                   6,860             381
Northrop Grumman Corp.                                  5,478             298
Raytheon Co.                                            6,900             268
Rockwell Collins, Inc.                                  2,800             110
United Technologies Corp.                               7,900             816
                                                                       ------
                                                                        3,055
                                                                       ------
AGRICULTURE - 1.5%
Altria Group, Inc.                                     31,600           1,931
Archer-Daniels-Midland Co.                              9,987             223
Monsanto Co.                                            4,135             230
Reynolds American, Inc.                                 2,300             181
UST, Inc.                                               2,600             125
                                                                       ------
                                                                        2,690
                                                                       ------
AUTO MANUFACTURERS & PARTS - 0.8%
Cooper Tire & Rubber Co.                                1,100              24
Dana Corp.                                              2,343              41
Delphi Corp.                                            8,626              78
Ford Motor Co.                                         28,297             414
General Motors Corp.                                    8,700             349
Goodyear (The) Tire & Rubber Co. (a)                    2,700              40
Johnson Controls, Inc.                                  2,900             184
Navistar International Corp. (a)                        1,100              48
Paccar, Inc.                                            2,687             216
Visteon Corp.                                           2,051              20
                                                                       ------
                                                                        1,414
                                                                       ------
BIOTECHNOLOGY - 1.1%
Amgen, Inc. (a)                                        19,568           1,255
Biogen Idec, Inc. (a)                                   5,235             349
Chiron Corp. (a)                                        2,900              97
Genzyme Corp. (General Division) (a)                    3,500             203


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
BIOTECHNOLOGY (continued)
Medimmune, Inc. (a)                                     3,800          $  103
Millipore Corp. (a)                                       800              40
                                                                       ------
                                                                        2,047
                                                                       ------
CHEMICALS - 1.6%
Air Products & Chemicals, Inc.                          3,500             203
Ashland, Inc.                                           1,100              64
Dow (The) Chemical Co.                                 14,410             713
du Pont (E.I.) de Nemours & Co.                        15,378             754
Eastman Chemical Co.                                    1,200              69
Ecolab, Inc.                                            4,000             141
Engelhard Corp.                                         1,950              60
Great Lakes Chemical Corp.                                800              23
Hercules, Inc. (a)                                      1,700              25
International Flavors & Fragrances, Inc.                1,400              60
PPG Industries, Inc.                                    2,600             177
Praxair, Inc.                                           5,000             221
Rohm & Haas Co.                                         3,485             154
Sherwin-Williams (The) Co.                              2,300             103
Sigma-Aldrich Corp.                                     1,100              67
                                                                       ------
                                                                        2,834
                                                                       ------
COMMERCIAL SERVICES - 0.9%
Apollo Group, Inc., Class A (a)                         3,000             242
Block (H&R), Inc.                                       2,500             123
Cendant Corp.                                          16,204             379
Convergys Corp. (a)                                     2,200              33
Donnelley (RR) & Sons Co.                               3,300             116
Equifax, Inc.                                           2,200              62
McKesson Corp.                                          4,523             142
Moody's Corp.                                           2,300             200
Paychex, Inc.                                           5,800             198
Robert Half International, Inc.                         2,600              77
                                                                       ------
                                                                        1,572
                                                                       ------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                7
December 31, 2004 (Continued)


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
COMMUNICATIONS - 1.4%
eBay, Inc. (a)                                         10,200        $  1,186
Interpublic (The) Group of Cos., Inc. (a)               6,400              86
Monster Worldwide, Inc. (a)                             1,700              57
Omnicom Group                                           2,900             245
Symantec Corp. (a)                                      9,600             247
Yahoo, Inc. (a)                                        20,900             788
                                                                     --------
                                                                        2,609
                                                                     --------
COMPUTERS - 4.1%
Affiliated Computer Services, Inc., Class A (a)         2,000             120
Apple Computer, Inc. (a)                                6,000             386
Computer Sciences Corp. (a)                             2,900             163
Dell, Inc. (a)                                         38,400           1,618
Electronic Data Systems Corp.                           7,900             182
EMC Corp. (a)                                          37,424             556
Gateway, Inc. (a)                                       5,800              35
Hewlett-Packard Co.                                    46,524             976
International Business Machine Corp.                   25,600           2,524
Lexmark International, Inc., Class A (a)                2,000             170
NCR Corp. (a)                                           1,500             104
Network Appliance, Inc. (a)                             5,300             176
Sun Microsystems, Inc. (a)                             50,900             274
Sungard Data Systems, Inc. (a)                          4,400             125
Unisys Corp. (a)                                        5,100              52
                                                                     --------
                                                                        7,461
                                                                     --------
CONSUMER PRODUCTS & SERVICES - 2.7%
Alberto-Culver Co.                                      1,400              68
Avery Dennison Corp.                                    1,700             102
Avon Products, Inc.                                     7,200             279
Clorox Co.                                              2,400             141
Colgate-Palmolive Co.                                   8,200             420
Fortune Brands, Inc.                                    2,200             170
Genuine Parts Co.                                       2,650             117
Gillette (The), Co.                                    15,400             690
Grainger (W.W.), Inc.                                   1,400              93
Kimberly-Clark Corp.                                    7,632             502


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES (continued)
Newell Rubbermaid, Inc.                                 4,207        $    102
Procter & Gamble Co.                                   39,100           2,154
                                                                     --------
                                                                        4,838
                                                                     --------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
American Power Conversion                               3,100              66
Emerson Electric Co.                                    6,500             456
Molex, Inc.                                             2,975              89
Power-One, Inc. (a)                                     1,300              12
                                                                     --------
                                                                          623
                                                                     --------
ELECTRONICS - 0.5%
Agilent Technologies, Inc. (a)                          7,328             177
Applera Corp. - Applied Biosystems Group                3,200              67
Fisher Scientific International, Inc. (a)               1,700             106
Jabil Circuit, Inc. (a)                                 3,100              79
PerkinElmer, Inc.                                       2,000              45
Sanmina-SCI Corp. (a)                                   8,000              68
Solectron Corp. (a)                                    14,800              79
Symbol Technologies, Inc.                               3,600              62
Tektronix, Inc.                                         1,300              39
Thermo Electron Corp. (a)                               2,600              78
Waters Corp. (a)                                        1,900              89
                                                                     --------
                                                                          889
                                                                     --------
FINANCIAL - 14.8%
American Express Co.                                   19,500           1,099
AmSouth Bancorp                                         5,400             140
Bank (The) of New York Co., Inc.                       12,000             401
Bank of America Corp.                                  62,032           2,915
BB&T Corp.                                              8,500             357
Bear Stearns (The) Cos., Inc.                           1,625             166
Capital One Financial Corp.                             3,700             312
CIT Group, Inc.                                         3,500             160
Citigroup, Inc.                                        79,672           3,839
Comerica, Inc.                                          2,650             162
Compass Bancshares, Inc.                                1,994              97
Countrywide Financial Corp.                             8,700             322
E*Trade Financial Corp. (a)                             5,700              85

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                8
December 31, 2004 (Continued)


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
FINANCIAL (continued)
Fannie Mae                                             14,900        $  1,061
Federated Investors, Inc., Class B                      1,700              52
Fifth Third Bancorp                                     8,758             414
First Horizon National Corp.                            1,900              82
Franklin Resources, Inc.                                3,900             272
Freddie Mac                                            10,600             781
Golden West Financial Corp.                             4,800             295
Goldman Sachs Group, Inc.                               7,500             780
Huntington Bancshares, Inc.                             3,566              88
Janus Capital Group, Inc.                               3,700              62
Keycorp                                                 6,216             211
Lehman Brothers Holdings, Inc.                          4,180             366
M&T Bank Corp                                           1,800             194
Marshall & Ilsley Corp.                                 3,500             155
MBNA Corp.                                             19,752             557
Mellon Financial Corp.                                  6,500             202
Merrill Lynch & Co., Inc.                              14,500             867
Morgan (J.P.) Chase & Co.                              54,867           2,140
Morgan Stanley Dean Witter & Co.                       16,940             941
National City Corp.                                    10,200             383
North Fork Bancorporation, Inc.                         4,050             117
Northern Trust Corp.                                    3,400             165
PNC Financial Services Group, Inc.                      4,300             247
Providian Financial Corp. (a)                           4,500              74
Regions Financial Corp.                                 7,147             254
Schwab, (The) Charles Corp.                            21,025             251
SLM Corp.                                               6,700             358
Sovereign Bancorp, Inc.                                 5,300             120
State Street Corp.                                      5,200             255
SunTrust Banks, Inc.                                    4,400             325
Synovus Financial Corp.                                 4,650             133
T. Price Rowe Group, Inc.                               1,900             118
US Bancorp                                             28,951             907
Wachovia Corp.                                         24,667           1,297
Washington Mutual, Inc.                                13,407             567
Wells Fargo & Co.                                      25,960           1,613
Zions Bancorporation                                    1,400              95
                                                                     --------
                                                                       26,854
                                                                     --------


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
FOOD & BEVERAGES - 3.8%
Albertson's, Inc.                                       5,713        $    136
Anheuser-Busch Cos., Inc.                              12,300             624
Brown-Forman Corp., Class B                             1,900              92
Campbell Soup Co.                                       6,400             191
Coca-Cola (The) Co.                                    37,300           1,553
Coca-Cola Enterprises, Inc.                             7,100             148
ConAgra Foods, Inc.                                     8,300             244
Coors (Adolph) Co., Class B                               600              45
General Mills, Inc.                                     5,800             288
Heinz (H.J) Co.                                         5,400             211
Hershey Foods Corp.                                     3,800             211
Kellogg Co.                                             6,400             286
Kroger Co. (a)                                         11,500             202
McCormick & Co., Inc.                                   2,100              81
Pepsi Bottling Group, Inc.                              4,000             108
PepsiCo., Inc.                                         26,060           1,360
Safeway, Inc. (a)                                       6,800             134
Sara Lee Corp.                                         12,200             295
Supervalu, Inc.                                         2,100              73
Sysco Corp.                                             9,800             374
Wrigley (Wm) Jr. Co.                                    3,500             242
                                                                     --------
                                                                        6,898
                                                                     --------
FOREST PRODUCTS & PAPER - 0.6%
Georgia-Pacific Corp.                                   3,916             147
International Paper Co.                                 7,451             313
Louisiana-Pacific Corp.                                 1,600              43
MeadWestvaco Corp.                                      3,076             104
Plum Creek Timber Co., Inc.                             2,800             108
Temple-Inland, Inc.                                       800              55
Weyerhaeuser Co.                                        3,700             249
                                                                     --------
                                                                        1,019
                                                                     --------
HEALTHCARE PRODUCTS & SERVICES - 4.9%
Aetna, Inc.                                             2,342             292
Bard (C.R.), Inc.                                       1,600             102
Bausch & Lomb, Inc.                                       800              52
Baxter International, Inc.                              9,400             325
Becton Dickinson & Co.                                  3,900             222

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                9
December 31, 2004 (Continued)


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
HEALTHCARE PRODUCTS & SERVICES (continued)
Biomet, Inc.                                            4,000        $    174
Boston Scientific Corp. (a)                            13,000             462
Guidant Corp.                                           4,800             346
HCA, Inc.                                               6,420             257
Health Management Associates, Class A                   3,800              86
Humana, Inc. (a)                                        2,500              74
Johnson & Johnson                                      45,684           2,897
Laboratory Corp. of America Holdings (a)                2,200             110
Manor Care, Inc.                                        1,400              50
Medtronic, Inc.                                        18,600             924
Quest Diagnostics                                       1,600             153
St. Jude Medical, Inc. (a)                              5,400             226
Stryker Corp.                                           6,200             299
Tenet Healthcare Corp. (a)                              7,150              79
UnitedHealth Group, Inc.                               10,100             889
WellPoint, Inc. (a)                                     4,500             518
Zimmer Holdings, Inc. (a)                               3,780             303
                                                                     --------
                                                                        8,840
                                                                     --------
HOME BUILDERS & FURNISHINGS - 0.2%
Centex Corp.                                            1,900             113
KB Home                                                   700              73
Maytag Corp.                                            1,200              25
Pulte Homes, Inc.                                       1,900             121
Whirlpool Corp.                                         1,100              76
                                                                     --------
                                                                          408
                                                                     --------
INDUSTRIAL - 7.0%
3M Co.                                                 12,100             993
Allied Waste Industries, Inc. (a)                       5,000              46
American Standard Cos., Inc. (a)                        3,300             136
Black & Decker Corp.                                    1,200             106
Caterpillar, Inc.                                       5,300             517
Cooper Industries Ltd., Class A                         1,400              95
Cummins, Inc.                                             700              59
Danaher Corp.                                           4,800             276
Deere & Co.                                             3,800             283
Dover Corp.                                             3,100             130
Eastman Kodak Co.                                       4,400             142


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
INDUSTRIAL (continued)
Eaton Corp.                                             2,400        $    174
Fluor Corp.                                             1,300              71
General Electric Co.                                  162,500           5,931
Honeywell International, Inc.                          13,287             470
Illinois Tool Works, Inc.                               4,700             436
Ingersoll-Rand Co., Class A                             2,700             217
ITT Industries, Inc.                                    1,400             118
Leggett & Platt, Inc.                                   3,000              85
Masco Corp.                                             6,700             245
Pall Corp.                                              1,900              55
Parker Hannifin Corp.                                   1,825             138
Rockwell Automation, Inc.                               2,900             144
Snap-On, Inc.                                             950              33
Stanley (The) Works                                     1,300              64
Textron, Inc.                                           2,100             155
Tyco International Ltd.                                30,965           1,107
Vulcan Materials Co.                                    1,600              87
Waste Management, Inc.                                  8,932             267
                                                                     --------
                                                                       12,580
                                                                     --------
INSURANCE - 4.4%
ACE Ltd.                                                4,300             184
Aflac, Inc.                                             7,900             315
Allstate (The) Corp.                                   10,696             553
AMBAC Financial Group, Inc.                             1,650             136
American International Group                           40,084           2,632
AON Corp.                                               4,825             115
Chubb Corp.                                             2,900             223
CIGNA Corp. (b)                                         2,100             171
Cincinnati Financial Corp.                              2,625             116
Hartford Financial Services Group                       4,500             312
Jefferson-Pilot Corp.                                   2,112             110
Lincoln National Corp.                                  2,800             131
Loews Corp.                                             2,900             204
Marsh & McLennan Cos., Inc.                             8,000             263
MBIA, Inc.                                              2,200             139
Metlife, Inc.                                          11,600             470
MGIC Investment Corp.                                   1,500             103
Principal Financial Group                               4,800             197

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities               10
December 31, 2004 (Continued)


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
INSURANCE (continued)
Progressive (The) Corp.                                 3,200        $    271
Prudential Financial, Inc.                              8,000             440
Safeco Corp.                                            2,100             110
St. Paul (The) Travelers Companies, Inc.               10,291             381
Torchmark Corp.                                         1,700              97
UnumProvident Corp.                                     4,625              83
XL Capital Ltd., Class A                                2,100             163
                                                                     --------
                                                                        7,919
                                                                     --------
IRON/STEEL & MINING - 0.7%
Alcoa, Inc.                                            13,468             423
Allegheny Technologies, Inc.                            1,270              28
Freeport-McMoRan Copper & Gold, Class B                 2,700             103
Newmont Mining Corp.                                    6,735             299
Nucor Corp.                                             2,400             126
Phelps Dodge Corp.                                      1,416             140
United States Steel Corp.                               1,800              92
                                                                     --------
                                                                        1,211
                                                                     --------
LEISURE & ENTERTAINMENT - 0.7%
Brunswick Corp.                                         1,400              69
Carnival Corp.                                          9,700             559
Harley-Davidson, Inc.                                   4,500             273
Hasbro, Inc.                                            2,675              52
International Game Technology                           5,400             186
Mattel, Inc.                                            6,345             124
Sabre Holdings Corp., Class A                           2,140              47
                                                                     --------
                                                                        1,310
                                                                     --------
LODGING - 0.4%
Harrah's Entertainment, Inc.                            1,750             117
Hilton Hotels Corp.                                     5,900             134
Marriott International, Inc., Class A                   3,600             227
Starwood Hotels & Resorts Worldwide, Inc.               3,200             187
                                                                     --------
                                                                          665
                                                                     --------
MEDIA - 3.7%
Clear Channel Communications, Inc.                      9,100             305
Comcast Corp., Class A (a)                             34,362           1,144
Disney (Walt) Co.                                      31,700             881


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
MEDIA (continued)
Dow Jones & Co., Inc.                                   1,300        $     56
Gannett Co., Inc.                                       4,100             335
Knight-Ridder, Inc.                                     1,200              80
McGraw-Hill (The) Cos., Inc.                            2,900             265
Meredith Corp.                                            800              43
New York Times Co., Class A                             2,300              94
News Corp.                                             38,800             724
Time Warner, Inc. (a)                                  70,400           1,369
Tribune Co.                                             4,900             206
Univision Communications, Inc., Class A (a)             5,000             146
Viacom, Inc., Class B                                  26,233             955
                                                                     --------
                                                                        6,603
                                                                     --------
OFFICE/BUSINESS EQUIPMENT - 0.2%
Pitney Bowes, Inc.                                      3,600             167
Xerox Corp. (a)                                        14,600             248
                                                                     --------
                                                                          415
                                                                     --------
OIL & GAS - 6.9%
Amerada Hess Corp.                                      1,400             115
Anadarko Petroleum Corp.                                3,833             248
Apache Corp.                                            5,022             254
Baker Hughes, Inc.                                      5,190             221
BJ Services Co.                                         2,500             116
Burlington Resources, Inc.                              6,120             266
ChevronTexaco Corp.                                    32,768           1,721
ConocoPhillips                                         10,568             918
Devon Energy Corp.                                      7,400             288
Dynegy, Inc., Class A (a)                               5,800              27
EL Paso Corp.                                           9,943             103
EOG Resources, Inc.                                     1,800             128
Exxon Mobil Corp.                                      99,024           5,076
Halliburton Co.                                         6,800             267
Kerr-McGee Corp.                                        2,338             135
Kinder Morgan, Inc.                                     1,900             139
Marathon Oil Corp.                                      5,300             199
Nabors Industries Ltd. (a)                              2,300             118
Noble Corp. (a)                                         2,100             104
Occidental Petroleum Corp.                              6,000             350

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities               11
December 31, 2004 (Continued)


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
OIL & GAS (continued)
Rowan Cos., Inc. (a)                                    1,600        $     41
Schlumberger Ltd.                                       9,100             609
Sunoco, Inc.                                            1,200              98
Transocean, Inc. (a)                                    4,971             211
Unocal Corp.                                            4,000             173
Valero Energy Corp.                                     4,000             182
Williams Companies, Inc.                                8,000             130
XTO Energy, Inc.                                        4,400             156
                                                                     --------
                                                                       12,393
                                                                     --------
PACKAGING & CONTAINERS - 0.1%
Ball Corp.                                              1,800              79
Bemis Co.                                               1,600              47
Pactiv Corp. (a)                                        2,400              61
Sealed Air Corp. (a)                                    1,361              73
                                                                     --------
                                                                          260
                                                                     --------
PHARMACEUTICALS - 5.7%
Abbott Laboratories                                   24,000            1,120
Allergan, Inc.                                         2,000              162
AmerisourceBergen Corp.                                1,700              100
Bristol-Myers Squibb Co.                              30,000              769
Cardinal Health, Inc.                                  6,575              382
Caremark Rx, Inc. (a)                                  7,200              284
Eli Lilly & Co.                                       17,400              987
Express Scripts, Inc. (a)                              1,200               92
Forest Laboratories, Inc. (a)                          5,700              256
Gilead Sciences, Inc. (a)                              6,600              231
Hospira, Inc. (a)                                      2,420               81
King Pharmaceuticals, Inc. (a)                         3,766               47
Medco Health Solutions, Inc. (a)                       4,166              173
Merck & Co., Inc.                                     34,100            1,096
Mylan Laboratories                                     4,100               72
Pfizer, Inc.                                         115,632            3,109
Schering-Plough Corp.                                 22,800              476
Watson Pharmaceuticals, Inc. (a)                       1,700               56
Wyeth                                                 20,600              877
                                                                     --------
                                                                       10,370
                                                                     --------


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Apartment Investment & Mgt. Co., Class A                1,400        $     54
Archstone-Smith Trust                                   2,900             111
Equity Office Properties Trust                          6,200             181
Equity Residential                                      4,300             156
Prologis                                                2,800             121
Simon Property Group, Inc.                              3,200             207
                                                                     --------
                                                                          830
                                                                     --------
RETAIL - 7.2%
Autonation, Inc. (a)                                    4,300              83
Autozone, Inc. (a)                                      1,300             119
Bed Bath & Beyond, Inc. (a)                             4,600             183
Best Buy Co., Inc.                                      5,000             297
Big Lots, Inc. (a)                                      1,800              22
Cintas Corp.                                            2,600             114
Circuit City Stores, Inc.                               3,300              52
Coach, Inc. (a)                                         2,900             164
Costco Wholesale Corp.                                  7,100             344
CVS Corp.                                               6,100             275
Darden Restaurants, Inc.                                2,550              71
Dillard's, Inc., Class A                                1,300              35
Dollar General Corp.                                    5,247             109
Family Dollar Stores, Inc.                              2,700              84
Federated Department Stores                             2,800             162
Gap (The), Inc.                                        13,862             293
Home Depot, Inc.                                       33,750           1,442
Jones Apparel Group, Inc.                               2,000              73
Kohl's Corp. (a)                                        5,300             261
Limited Brands, Inc.                                    6,200             143
Liz Claiborne, Inc.                                     1,700              72
Lowe's Companies, Inc.                                 12,000             691
May (The) Department Stores Co.                         4,450             131
McDonald's Corp.                                       19,500             625
Nike, Inc., Class B                                     4,100             372
Nordstrom, Inc.                                         2,100              98
Office Depot, Inc. (a)                                  4,800              83
OfficeMax, Inc.                                         1,300              41
Penney (J.C.) Co., Inc.                                 4,400             182
RadioShack Corp.                                        2,500              82

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities               12
December 31, 2004 (Continued)


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
RETAIL (continued)
Reebok International Ltd.                                 900        $     40
Sears Roebuck and Co.                                   3,300             168
Staples, Inc.                                           7,750             261
Starbucks Corp. (a)                                     6,100             380
Target Corp.                                           13,900             722
Tiffany & Co.                                           2,300              74
TJX Cos., Inc.                                          7,500             188
Toys R US, Inc. (a)                                     3,300              68
VF Corp.                                                1,700              94
Walgreen Co.                                           15,800             606
Wal-Mart Stores, Inc.                                  65,300           3,449
Wendy's International, Inc.                             1,800              71
Yum! Brands, Inc.                                       4,580             216
                                                                     --------
                                                                       13,040
                                                                     --------
SEMICONDUCTORS - 2.9%
Advanced Micro Devices, Inc. (a)                        5,400             119
Altera Corp. (a)                                        5,900             122
Analog Devices, Inc.                                    5,800             214
Applied Materials, Inc. (a)                            26,000             445
Applied Micro Circuits Corp. (a)                        4,800              20
Broadcom Corp., Class A (a)                             5,000             161
Freescale Semiconductor, Inc. (a)                       5,596             103
Intel Corp.                                            97,100           2,271
Kla-Tencor Corp. (a)                                    3,000             140
Linear Technology Corp.                                 4,800             186
LSI Logic Corp. (a)                                     5,900              32
Maxim Integrated Products                               5,100             216
Micron Technology, Inc. (a)                             9,400             116
National Semiconductor Corp.                            5,600             101
Novellus Systems, Inc. (a)                              2,200              61
Nvidia Corp. (a)                                        2,500              59
PMC--Sierra, Inc. (a)                                   2,700              30
QLogic Corp. (a)                                        1,500              55
Teradyne, Inc. (a)                                      3,000              51
Texas Instruments, Inc.                                26,800             660
Xilinx, Inc.                                            5,300             157
                                                                     --------
                                                                        5,319
                                                                     --------
                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
SOFTWARE - 4.6%
Adobe Systems, Inc.                                     3,700        $    232
Autodesk, Inc.                                          3,400             129
Automatic Data Processing, Inc.                         9,100             404
BMC Software, Inc. (a)                                  3,500              65
Citrix Systems, Inc. (a)                                2,500              61
Computer Associates International, Inc.                 9,012             280
Compuware Corp. (a)                                     5,900              38
Electronic Arts, Inc. (a)                               4,600             284
First Data Corp.                                       12,758             543
Fiserv, Inc. (a)                                        3,000             121
IMS Health, Inc.                                        3,700              86
Intuit, Inc. (a)                                        2,900             128
Mercury Interactive Corp. (a)                           1,400              64
Microsoft Corp.                                       167,300           4,469
Novell, Inc. (a)                                        5,800              39
Oracle Corp. (a)                                       79,572           1,092
Parametric Technology Corp. (a)                         4,100              24
Siebel Systems, Inc. (a)                                7,700              81
Veritas Software Corp. (a)                              6,600             188
                                                                     --------
                                                                        8,328
                                                                     --------
TELECOMMUNICATIONS - 5.7%
ADC Telecommunications, Inc. (a)                       12,500              34
Alltel Corp.                                            4,800             282
Andrew Corp. (a)                                        2,493              34
AT&T Corp.                                             12,285             234
Avaya, Inc. (a)                                         6,928             119
BellSouth Corp.                                        28,300             786
CenturyTel, Inc.                                        2,050              73
CIENA Corp. (a)                                         7,300              24
Cisco Systems, Inc. (a)                               101,100           1,951
Citizens Communications Co.                             5,100              70
Comverse Technology, Inc. (a)                           3,000              73
Corning, Inc. (a)                                      21,400             252
JDS Uniphase Corp. (a)                                 22,200              70
Lucent Technologies, Inc. (a)                          65,936             248
Motorola, Inc.                                         36,191             622
Nextel Communications, Inc., Class A (a)               17,000             510
Qualcomm, Inc.                                         25,000           1,060

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities               13
December 31, 2004 (Continued)


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (continued)
Qwest Communications International (a)                 27,301         $   121
SBC Communications, Inc.                               50,994           1,314
Scientific-Atlanta, Inc.                                2,400              79
Sprint Corp. (FON Group)                               22,400             557
Tellabs, Inc. (a)                                       6,400              55
Verizon Communications, Inc.                           42,726           1,731
                                                                      --------
                                                                       10,299
                                                                      --------
TRANSPORTATION - 1.7%
Burlington Northern Santa Fe Corp.                      5,767             273
CSX Corp.                                               3,300             132
Delta Air Lines, Inc. (a)                               1,900              14
FedEx Corp.                                             4,600             453
Norfolk Southern Corp.                                  6,100             221
Ryder System, Inc.                                      1,000              48
Southwest Airlines Co.                                 12,187             198
Union Pacific Corp.                                     4,000             269
United Parcel Service, Inc., Class B                   17,300           1,478
                                                                      --------
                                                                        3,086
                                                                      --------
UTILITIES - 2.8%
AES (The) Corp. (a)                                     9,600             131
Allegheny Energy, Inc. (a)                              2,000              39
Ameren Corp.                                            3,000             150
American Electric Power Co., Inc.                       6,100             209
Calpine Corp. (a)                                       6,400              25
Centerpoint Energy, Inc.                                4,707              53
Cinergy Corp.                                           2,720             113
CMS Energy Corp. (a)                                    2,500              26
Consolidated Edison, Inc.                               3,700             162
Constellation Energy Group, Inc.                        2,600             114
Dominion Resources, Inc.                                5,099             345
DTE Energy Co.                                          2,600             112
Duke Energy Corp.                                      14,424             365
Edison International                                    5,000             160
Entergy Corp.                                           3,600             243
Exelon Corp.                                           10,250             452
FirstEnergy Corp.                                       5,100             202
FPL Group, Inc.                                         2,900             217


                                                    Number of           Value
                                                       Shares           (000)
--------------------------------------------------------------------------------
UTILITIES (continued)
KeySpan Corp.                                           2,500        $     99
Nicor, Inc.                                               700              26
NiSource, Inc.                                          4,100              93
Peoples Energy Corp.                                      600              26
PG&E Corp. (a)                                          6,200             206
Pinnacle West Capital Corp.                             1,400              62
PPL Corp.                                               2,900             155
Progress Energy, Inc.                                   3,800             172
Public Service Enterprise Group                         3,700             192
Sempra Energy                                           3,554             130
Southern (The) Co.                                     11,300             379
TECO Energy, Inc.                                       2,900              44
TXU Corp.                                               3,900             252
Xcel Energy, Inc.                                       6,220             113
                                                                     ---------
                                                                        5,067
                                                                     ---------
Total Common Stocks
   (Cost - $164,623)                                                  173,746
                                                                     ---------
SHORT-TERM OBLIGATIONS - 2.4%
Money Market Fund - 2.0%
TimesSquare VP Money Market Fund (c)                3,565,222           3,565
                                                                     --------

                                                    Principal
                                                        (000)
                                                   ----------
U.S. Government - 0.4%
U.S. Treasury Bills, 1.92%, 3/31/05 (d)                 $800              796
                                                                     --------
Total Short-Term Obligations
   (Cost - $4,361)                                                      4,361
                                                                     --------
TOTAL INVESTMENTS IN SECURITIES - 98.5%
   (Total Cost - $168,984) (e)                                        178,107
Cash and Other Assets Less Liabilities - 1.5%                           2,797
                                                                     --------
NET ASSETS - 100.0%                                                  $180,904
                                                                     ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities               14
December 31, 2004 (Continued)


--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income producing securities.
(b) CIGNA Investment Advisors, Inc., the fund's administrator, is a wholly owned subsidiary of CIGNA Corp.
(c) This fund is a separate series of the CIGNA Variable Products Group.
(d) This security, or a portion thereof, was pledged as collateral for Stock Index Futures Contracts. At Deceember 31, 2004, the Fund was long
    16 S&P 500(R) Futures Contracts expiring in March 2005. Unrealized gains amounted to $76,275. Underlying face value was $4,778,525 and underlying market value was $4,854,800.
    Tax Information
(e) At December 31, 2004, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $169,778,332, was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost                                                            $ 35,655,996
    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                                                (27,327,050)
                                                                             ------------
    Unrealized appreciation - net                                            $  8,328,946
                                                                             ============

(f) As of December 31, 2004, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

    Undistributed ordinary income                                            $       -0-
    Undistributed capital gains                                              $       -0-


-----------------------------------------------------------------
                                             Market         % of
                                              Value          Net
Ten Largest Positions (Unaudited)             (000)        Assets
------------------------------------------------------------------
    General Electric Co.                   $  5,931          3.3%
    Exxon Mobil Corp.                         5,076          2.8
    Microsoft Corp.                           4,469          2.5
    Citigroup, Inc.                           3,839          2.1
    Wal-Mart Stores, Inc.                     3,449          1.9
    Pfizer, Inc.                              3,109          1.7
    Bank of America Corp.                     2,915          1.6
    Johnson & Johnson                         2,897          1.6
    American International Group              2,632          1.5
    International Business Machine Corp.      2,524          1.4


    Aerospace/Defense                      $  3,055          1.7%
    Agriculture                               2,690          1.5
    Auto Manufacturers & Parts                1,414          0.8
    Biotechnology                             2,047          1.1
    Chemicals                                 2,834          1.6
    Commercial Services                       1,572          0.9
    Communications                            2,609          1.4
    Computers                                 7,461          4.1
    Consumer Products & Services              4,838          2.7
    Electrical Components & Equipment           623          0.3
    Electronics                                 889          0.5
    Financial                                26,854         14.8
    Food & Beverages                          6,898          3.8
    Forest Products & Paper                   1,019          0.6
    Healthcare Products & Services            8,840          4.9
    Home Builders & Furnishings                 408          0.2
    Industrial                               12,580          7.0
    Insurance                                 7,919          4.4
    Iron/Steel & Mining                       1,211          0.7
    Leisure & Entertainment                   1,310          0.7
    Lodging                                     665          0.4
    Media                                     6,603          3.7
    Office/Business Equipment                   415          0.2
    Oil & Gas                                12,393          6.9
    Packaging & Containers                      260          0.1
    Pharmaceuticals                          10,370          5.7
    Real Estate Investment Trusts               830          0.5
    Retail                                   13,040          7.2
    Semiconductors                            5,319          2.9
    Software                                  8,328          4.6
    Telecommunications                       10,299          5.7
    Transportation                            3,086          1.7
    Utilities                                 5,067          2.8
                                           --------         ----
                                            173,746         96.1%
-----------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                         15

Statement of Assets and Liabilities
December 31, 2004
(In Thousands)

Assets:
Investments in securities at value                          $ 178,107
Receivable for fund shares sold                                 2,727
Interest and dividends receivable                                 225
Investment for Trustees' deferred compensation plan                81
Prepaid insurance                                                   5
                                                            ---------
   Total assets                                               181,145
                                                            ---------
Liabilities:
Deferred Trustees' fees payable                                    81
Custodian fees payable                                             52
Audit and legal fees payable                                       34
Payable for Fund shares redeemed                                   20
Shareholder reports payable                                        20
Administrative services fees payable                               19
Advisory fees payable                                               7
Futures variation margin payable                                    4
Other accrued expenses                                              4
                                                            ---------
   Total liabilities                                              241
                                                            ---------
Net Assets                                                  $ 180,904
                                                            =========
Components of Net Assets:
Paid in capital                                             $ 172,627
Undistributed net investment income                                 9
Overdistributed net realized gain                                (931)
Net unrealized appreciation of investments and futures          9,199
                                                            ---------
Net Assets                                                  $ 180,904
                                                            =========
Shares Outstanding                                             11,817
                                                            =========
Net Asset Value and Redemption Price per Share              $   15.31
                                                            =========
Cost of Investments                                         $ 168,984
                                                            =========



Statement of Operations
For the Year Ended December 31, 2004
(In Thousands)

Investment Income:
Income:
   Dividends                                                 $ 3,618
   Interest                                                       31
                                                             -------
                                                               3,649
Expenses:
   Investment advisory fees                    $ 363
   Custodian fees and expenses                   152
   Administrative services fees                   90
   Auditing and legal fees                        44
   Shareholder reports                            26
   Trustees' fees                                  7
   Transfer agent fees                             6
   Other                                           5
                                                ----
      Total expenses                             693
      Less expenses waived by Adviser           (211)
                                                ----
   Net expenses                                  482
                                                ----
Net Investment Income                                          3,167
                                                             -------
Realized and Unrealized Gain on
   Investments:
   Net realized gain from:
      Futures contracts                                        2,144
      Investments                                             17,709
                                                             -------
                                                              19,853
                                                             -------
   Net change in unrealized depreciation of:
      Futures contracts                                         (468)
      Investments                                             (3,019)
                                                             -------
                                                              (3,487)
                                                             -------
Net Realized and Unrealized Gain on
   Investments                                                16,366
                                                             -------
Net Increase in Net Assets Resulting from
   Operations                                                $19,533
                                                             =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                         16


Statements of Changes in Net Assets
(In Thousands)


                                              For the Year Ended December 31,
                                              -------------------------------
                                                    2004             2003
                                              -------------------------------
Operations:
Net investment income                            $  3,167         $  2,898
Net realized gain on investments                   19,853            5,298
Net unrealized appreciation (depreciation)
   on investments                                  (3,487)          43,080
                                                 --------         --------
Net increase in net assets from operations         19,533           51,276
                                                 --------         --------
Dividends and Distributions:
From net investment income                         (3,205)          (4,276)
From net realized gain                            (19,241)          (2,574)
From return of capital                               (240)              --
                                                 --------         --------
Total dividends and distributions                 (22,686)          (6,850)
                                                 --------         --------
Capital Share Transactions:
Net proceeds from shares sold                       8,862           66,928
Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions                               22,686            6,850
                                                 --------         --------
                                                   31,548           73,778
Cost of shares redeemed                           (81,580)         (71,408)
                                                 --------         --------
Net increase (decrease) in net assets from
   Fund share transactions                        (50,032)           2,370
                                                 --------         --------
Net Increase (Decrease) in Net Assets             (53,185)          46,796
Net Assets:
Beginning of period                               234,089          187,293
                                                 --------         --------
End of period*                                   $180,904         $234,089
                                                 ========         ========
* includes undistributed net investment
  income of:                                     $      9         $    871
                                                 ========         ========

                                              For the Year Ended December 31,
                                              -------------------------------
                                                    2004             2003
                                              -------------------------------
Transactions in Capital Stock:
Shares sold                                           556            4,884
Shares issued in reinvestment of dividends
   and distributions                                1,480              439
                                                 --------         --------
                                                    2,036            5,323
Shares redeemed                                    (5,005)          (5,261)
                                                 --------         --------
Net increase (decrease) in shares
   outstanding                                     (2,969)              62
                                                 ========         ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                         17


Financial Highlights


                                                                        For the Year Ended December 31,
                                                     -----------------------------------------------------------------
                                                       2004         2003          2002           2001           2000
                                                     --------     --------      --------       --------       --------
Per Share Operating Performance:
Net asset value, beginning of period                 $  15.83     $  12.72      $  17.31       $  19.95       $  22.83
                                                     --------     --------      --------       --------       --------
Income from investment operations:
Net investment income (a)                                0.32         0.21          0.23           0.23           0.35
Net realized and unrealized gain (loss)                  1.36         3.38         (4.13)         (2.66)         (2.49)
                                                     --------     --------      --------       --------       --------
Total from investment operations                         1.68         3.59         (3.90)         (2.43)         (2.14)
                                                     --------     --------      --------       --------       --------
Less dividends and distributions:
From net investment income                              (0.31)       (0.30)        (0.22)         (0.21)         (0.44)
From capital gains                                      (1.87)       (0.18)        (0.47)            --          (0.30)
From return of capital                                  (0.02)          --            --             --             --
                                                     --------     --------      --------       --------       --------
Total dividends and distributions                       (2.20)       (0.48)        (0.69)         (0.21)         (0.74)
                                                     --------     --------      --------       --------       --------
Net asset value, end of period                       $  15.31     $  15.83      $  12.72       $  17.31       $  19.95
                                                     ========     ========      ========       ========       ========
Total Return (b)                                        10.63%       28.27%       (22.51)%       (12.18)%        (9.37)%
Ratios to Average Net Assets:
Gross expenses                                           0.36%        0.37%         0.37%          0.35%          0.36%
Fees and expenses waived or borne by the Adviser         0.11%        0.12%         0.12%          0.10%          0.11%
Net expenses                                             0.25%        0.25%         0.25%          0.25%          0.25%
Net investment income                                    1.64%        1.42%         1.32%          1.38%          1.64%
Portfolio Turnover                                          3%           2%            7%             2%             4%
Net assets, End of Period (000 omitted)              $180,904     $234,089      $187,293       $302,802       $292,739

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Notes to Financial Statements           18

1. Utilization of Indexation Approach. TimesSquare VP S&P 500(R) Index Fund (the "Fund") seeks to achieve its long-term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500(R) Composite Stock Price Index.

2. Significant Accounting Policies. The Fund is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Equity securities, including warrants, that are listed on a national securities exchange or are part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Trust's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of CIGNA Investment Advisor's, Inc. (formerly, TimesSquare Capital Management, Inc.) to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Futures Contracts -- The Fund is authorized to enter into S&P 500(R) futures contracts. The Fund may use futures contracts with the objective of earning returns on its short-term investments equivalent to returns on the S&P 500(R) Composite Stock Index. As a result, the purchase of futures contracts simulates a fully invested position in the underlying index, while maintaining liquidity. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Notes to Financial Statements           19
(Continued)

or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

C. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

D. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. The tax character of distributions paid to shareholders during 2004 was $3,773,674 of Ordinary Income Dividends, $18,672,389 of Long-term Capital Gains, and $240,280 of Return of Capital.

E. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for wash sales, real estate investment trusts income and deferred compensation. To the extent that such differences are permanent, a reclassification to Components of Net Assets may be required. As a result, at December 31, 2004, the Fund decreased its undistributed net investment income by $823,736, decreased accumulated net realized gain by $1,415,665 and increased paid in capital by $2,239,401.

3. Investment Advisory Fees and Other Transactions with Affiliates. Through September 30, 2004, investment advisory fees, in the amount of $108,560 (net of waivers), were paid or accrued to CIGNA Investment Advisors, Inc. ("CIAI") (formerly, TimesSquare Capital Management, Inc.), certain officers and directors of which were affiliated with the Fund. Such advisory fees were based on an annual rate of 0.25% of the Fund's average daily net assets. Though the Advisory Services Agreement with CIAI was terminated, the Expense Limitation Agreement remains in full force and CIAI agrees to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.25% of average daily net assets. Effective October 1, 2004, the Board of Trustees approved an interim investment advisory agreement with Merrill Lynch Investment Managers, L.P. ("MLIM(R)"), pursuant to which MLIM(R) serves as investment adviser to the Fund. Advisory fees, in the amount of $43,748 (net of waivers), paid or accrued to MLIM(R) are based on an annual rate of 0.10% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash in the affiliated TimesSquare VP Money Market Fund ("TSVPMM")

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Notes to Financial Statements           20
(Continued)

managed by CIAI. CIAI has contractually agreed to waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. For the year ended December 31, 2004, CIAI waived $53,327 of its advisory fees payable by the Fund. Income distributions from TSVPMM, which amounted to $119,718 for the year ended December 31, 2004, are recorded as dividend income in the Statement of Operations.

For administrative services, the Fund reimbursed CIAI a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. Effective October 1, 2004, CIAI continues to provide such administrative services to the Fund, for which it receives a fee at an annual rate of 0.05% of the Fund's average daily net assets. For the year ended December 31, 2004, the Fund paid or accrued $90,367.

CIAI is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2004, were $0 and $516,279 respectively, for U.S. Government and Agency Obligations and $4,889,176 and $49,169,011 respectively, for all other securities.

6. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at December 31, 2004, were held by Connecticut General Life Insurance Company ("CG Life") relating to variable annuity and variable universal life insurance contracts issued by CG Life. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation.

7. Proposed Merger of the Fund. The Board of Trustees of the Fund expects to approve a reorganization pursuant to which the Fund would transfer substantially all of its assets and liabilities to the Dreyfus Stock Index Fund, Inc. ("Dreyfus Fund") in exchange for Initial Class shares of the Dreyfus Fund having a net asset value equal to the net asset value of the assets and liabilities so transferred. The Dreyfus Fund shares would then be distributed pro rata to shareholders of the Fund. The Dreyfus Fund has the same investment strategy as the Fund -- it seeks to match the total return of the S&P 500(R) by investing in all 500 stocks in the index. The Fund expects to hold a special meeting of shareholders in April 2005 to seek shareholder approval of the merger.

The CVPG Board of Trustees also expects to approve Mellon Equity Associates, LLP (an affiliate of Dreyfus) to serve as interim manager of the Fund in February 2005. Mellon Equity Associates would manage the Fund until it merges with the Dreyfus Fund. There will be no change to the investment objective of the Fund as a result of the appointment of Mellon Equity Associates as adviser to the Fund. In addition, CIGNA Advisors will, during the term of the interim advisory agreement, continue to waive fees and reimburse expenses if total Fund operating expenses (excluding extraordinary items) exceed 0.25% per annum of the Fund's average net assets.

During the term of the new interim advisory agreement, CIGNA Advisors will continue to provide administrative services to the S&P 500(R) Index Fund.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                         21


             Report of Independent Registered Public Accounting Firm


To the Trustees and Shareholders of TimesSquare VP S&P 500(R) Index Fund


In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare VP S&P 500(R) Index Fund ("Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2005

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                         22
(Unaudited)

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.


                                                                                             Number of
Name,              Position         Length                                                   Portfolios in     Other
Address*           Held with        of Time            Principal Occupation(s) During        Fund Complex      Directorships
and Age            Fund             Served             Past 5 Years                          Overseen          Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.         Trustee          Trustee since      Senior Vice President (Investor        7                --
Jones                               1995               Relations, Public Relations), Chief
60                                                     Investment Officer and Treasurer,
                                                       Kaman Corporation
                                                       (helicopters and aircraft
                                                       components, industrial
                                                       distribution)

Paul J.            Trustee          Trustee since      Special Advisor to the Board of        7                Western
McDonald                            1995               Directors, Friendly Ice Cream                           Massachusetts
61                                                     Corporation (family restaurants                         Electric Company
                                                       and dairy products)

Marnie             Trustee          Trustee since      Diocesan Consultant, Episcopal         7                Boston Mutual Life
Wagstaff                            2001               Diocese of Connecticut;                                 Insurance Company
Mueller                                                Previously, Visiting Professor of
65                                                     Health Economics, Wesleyan
                                                       University

Carol Ann          Trustee          Trustee since      Director and Chair of Audit            7                Reed & Barton
Hayes                               2003               Committee, Reed and Barton                              Corporation
60                                                     Corporation


Affiliated Trustees and Fund Officers

Richard H.         Trustee,         Trustee,          Chief Investment Officer, CIGNA         7                Director of various
Forde              Chairman of      Chairman and      Investment Management                                    subsidiaries of
51                 the Board and    President since                                                            CIGNA Corporation
                   President        1998

Alfred A.          Vice President   Officer           CIGNA Funds Treasurer;                  7                --
Bingham III        and Treasurer    Since 1982        Assistant Vice President, CIGNA
60                                                    Investment Management

Jeffrey S.         Vice President   Officer           Senior Counsel,                         7                --
Winer              and Secretary    Since 1993        CIGNA Corporation
47

--------------------------------------------------------------------------------

* All Trustees and officers have an address c/o CIGNA Investment Advisors, Inc. (formerly, TimesSquare Capital Management, Inc.), 280 Trumbull Street, H16C, Hartford, CT 06103.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund (Continued)                             23
(Unaudited)

--------------------------------------------------------------------------------
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The TimesSquare VP S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

TimesSquare VP S&P 500(R) Index Fund is an open-end, diversified management investment company that seeks to achieve its long-term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500(R) Composite Stock Price Index. The investment adviser is Merrill Lynch Investment Managers L.P., 800 Scudders Mill Road, Plainsboro, N.J. 08536.
--------------------------------------------------------------------------------

CIGNA Variable Products S&P 500(R) Index Fund was organized by Connecticut General Life Insurance Company in 1968. The name of the fund was changed in May 2002 from CIGNA Variable Products S&P 500(R) Index Fund to TimesSquare VP S&P 500(R) Index Fund.




[CIGNA LOGO]


                                                               Printed in U.S.A.
                                                               501370  12/04

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Secretary of the Registrant, c/o CIGNA Investment Advisors, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Carol Ann Hayes, Russell
H. Jones and Paul J. McDonald are "audit committee financial experts", all of whom are "independent." Mr. Jones serves as Senior Vice President, Chief Investment Officer and Treasurer of Kaman Corporation. His responsibilities include communications with financial analysts concerning Kaman Corporation.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the audit of the Registrant's annual financial statements for the fiscal year ended December 31, 2003 and December 31, 2004, included in the Registrant's annual report to shareholders for those fiscal years, PricewaterhouseCoopers LLP ("PWC") billed the Registrant $59,900 and $96,850 respectively.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill the Registrant any amounts for assurance or related services related to the audit of the Registrant's financial statements.

(c) Tax Fees

For the fiscal years ended December 31, 2003 and December 31, 2004, PWC billed the Registrant $14,675 and $16,000, respectively, for reviewing the Registrant's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

(d) All Other Fees

For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill the Registrant for any other products and services.

(e)(1) The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Registrant by the Registrant's independent accountant.

(e)(2) For the fiscal years ended December 31, 2003 and December 31, 2004, 100% of the PWC fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

For the fiscal years ended December 31, 2003 and December 31, 2004, PWC did not bill any fees that were required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to CIGNA Investment Advisors, Inc. ("CIGNA Advisors"), Pacific Investment Management Company LLC ("PIMCO") and Merrill Lynch Investment Managers, L.P. ("MLIM"), the investment advisers to the Registrant, and other entities controlling, controlled by, under common control with CIGNA Advisors, PIMCO or MLIM that provide ongoing services to the Registrant for fiscal years ending December 31, 2003 and 2004, were $100,148 and $6,220,368, respectively.

(h) In considering PWC's independence, the Audit Committee considered whether the provision of non-audit services rendered by PWC to CIGNA Advisors and other entities controlling, controlled by, under common control with CIGNA Advisors that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X was compatible with maintaining PWC's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

See reports to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has adopted a nominating committee charter that sets forth procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees. The charter is attached as an exhibit hereto.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics attached hereto.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(b) A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

       Nominating Committee Charter.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             CIGNA Variable Products Group

                         By: /s/ Alfred A. Bingham III
                             -----------------------------------------
                             Alfred A. Bingham III, Vice President and Treasurer

Date: March 8, 2005

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Richard H. Forde
                         ---------------------------------------------------
                         Richard H. Forde, Chairman of the Board and President

Date: March 8, 2005

By (Signature and Title) /s/ Alfred A. Bingham III
                         -------------------------------------------------------
                         Alfred A. Bingham III, Vice President and Treasurer

Date: March 8, 2005